                                          Free Writing Prospectus
                                          Filed Pursuant to Rule 433
                                          Registration Statement No. 333-108839-02

                              [BEAR STREARNS LOGO]

                              [MORGAN STANLEY LOGO]

                                December 1, 2005

                                 CMBS NEW ISSUE

                              COLLATERAL TERM SHEET

                                   ----------

                                 $2,432,861,000
                                  (APPROXIMATE)

               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                                  AS DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                   ----------

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                        NATIONWIDE LIFE INSURANCE COMPANY
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                            AS MORTGAGE LOAN SELLERS

                                   ----------

                               APPROXIMATE                                                        PRINCIPAL   ASSUMED FINAL
        INITIAL CERTIFICATE   INITIAL PASS-      RATINGS      SUBORDINATION   WEIGHTED AVERAGE     WINDOW      DISTRIBUTION
CLASS       BALANCE(1)         THROUGH RATE   (S&P / FITCH)     LEVELS(2)      LIFE (YRS.)(3)     (MOS.)(3)      DATE(3)
-----   -------------------   -------------   -------------   -------------   ----------------   ----------   -------------

 A-1       $  118,500,000                        AAA / AAA       30.000%            2.99            1-57          9/11/10
 A-2       $  139,400,000                        AAA / AAA       30.000%            4.87            57-60        12/11/10
 A-3       $   59,400,000                        AAA / AAA       30.000%            6.56            79-79         7/11/12
 A-AB      $  171,000,000                        AAA / AAA       30.000%            7.29           60-109         1/11/15
 A-4       $1,049,504,000                        AAA / AAA       30.000%            9.70           109-119       11/11/15
 A-1A      $  305,771,000                        AAA / AAA       30.000%            9.25            1-120        12/11/15
 A-M       $  263,368,000                        AAA / AAA       20.000%            9.98           120-120       12/11/15
 A-J       $  210,695,000                        AAA / AAA       12.000%            9.98           120-120       12/11/15
  B        $   19,752,000                        AA+ / AA+       11.250%            9.98           120-120       12/11/15
  C        $   29,629,000                         AA / AA        10.125%            9.98           120-120       12/11/15
  D        $   23,045,000                        AA- / AA-        9.250%            9.98           120-120       12/11/15
  E        $   16,460,000                         A+ / A+         8.625%            9.98           120-120       12/11/15
  F        $   26,337,000                          A / A          7.625%            9.98           120-120       12/11/15

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  The percentages indicated under the column "Subordination Levels" with respect to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and
     Class A-1A Certificates represent the approximate subordination levels for the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-1A
     Certificates in the aggregate.

(3)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY

Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

TRANSACTION FEATURES

o    Sellers:

                 SELLERS                   NO. OF LOANS   CUT-OFF DATE BALANCE ($)    % OF POOL
----------------------------------------   ------------   ------------------------   ----------

Wells Fargo Bank, National Association           87             1,045,680,699            39.7
Bear Stearns Commercial Mortgage, Inc.           41               733,548,442            27.9
Prudential Mortgage Capital Funding, LLC         52               567,658,070            21.6
Nationwide Life Insurance Company                11               184,822,393             7.0
Principal Commercial Funding, LLC                21               101,970,068             3.9
                                                ---             -------------           -----
TOTAL:                                          212             2,633,679,672           100.0
                                                ===             =============           =====

o    Loan Pool:

     o    Average Cut-off Date Balance: $12,423,017

     o    Largest Mortgage Loan by Cut-off Date Balance: $275,700,000

     o    Five largest and ten largest loans: 31.4% and 40.2% of pool, respectively

o    Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 1.61x;
          weighted average debt service coverage ratio after IO period of 1.45x

     o    Weighted average cut-off date loan-to-value ratio of 68.3%; weighted average balloon loan-to-value ratio of 59.5%

o    Property Types:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Manufactured Housing
      Community        Self Storage   Retail   Multifamily   Office   Hospitality   Other   Mixed Use   Industrial
--------------------   ------------   ------   -----------   ------   -----------   -----   ---------   ----------

        2.6%               1.4%        36.9%       16.2%      14.3%      10.1%       8.6%      5.7%        4.2%

o    Call Protection:

     o    86.4% of the pool (151 loans) has a lockout period ranging from 24 to
          47 payments from origination, then defeasance provisions.

     o    5.6% of the pool (24 loans) has a lockout period ranging from 12 to 49 payments from origination, then the greater of a prepayment premium or yield maintenance.

     o    4.9% of the pool (30 loans) has a lockout period of 24 to 35 payments from origination, then either defeasance or the greater of a prepayment premium or yield maintenance.

     o    2.9% of the pool (5 loans) has no lockout period, but prepayments require the greater of a prepayment premium or yield maintenance.

     o    0.2% of the pool (2 loans) has a lockout period of 35 payments from origination, then the greater of a prepayment premium or yield maintenance for 6 to 8 payments followed by either defeasance or the greater of a prepayment premium or yield maintenance.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        2

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

OFFERED CERTIFICATES

                                                                                                       APPROXIMATE
            INITIAL                                         WEIGHTED      PRINCIPAL   ASSUMED FINAL      INITIAL
          CERTIFICATE    SUBORDINATION      RATINGS          AVERAGE        WINDOW     DISTRIBUTION   PASS-THROUGH
CLASS    BALANCE(1)(2)     LEVELS(3)     (S&P / FITCH)   LIFE (YRS.)(4)   (MOS.)(4)      DATE(4)         RATE(5)
-----   --------------   -------------   -------------   --------------   ---------   -------------   ------------

A-1     $  118,500,000      30.000%        AAA / AAA          2.99           1-57         9/11/10
A-2     $  139,400,000      30.000%        AAA / AAA          4.87          57-60        12/11/10
A-3     $   59,400,000      30.000%        AAA / AAA          6.56          79-79         7/11/12
A-AB    $  171,000,000      30.000%        AAA / AAA          7.29          60-109        1/11/15
A-4     $1,049,504,000      30.000%        AAA / AAA          9.70         109-119       11/11/15
A-1A    $  305,771,000      30.000%        AAA / AAA          9.25          1-120        12/11/15
A-M     $  263,368,000      20.000%        AAA / AAA          9.98         120-120       12/11/15
A-J     $  210,695,000      12.000%        AAA / AAA          9.98         120-120       12/11/15
B       $   19,752,000      11.250%        AA+ / AA+          9.98         120-120       12/11/15
C       $   29,629,000      10.125%         AA / AA           9.98         120-120       12/11/15
D       $   23,045,000       9.250%        AA- / AA-          9.98         120-120       12/11/15
E       $   16,460,000       8.625%         A+ / A+           9.98         120-120       12/11/15
F       $   26,337,000       7.625%          A / A            9.98         120-120       12/11/15

PRIVATE CERTIFICATES (6)

            INITIAL
          CERTIFICATE                                                                                  APPROXIMATE
           BALANCE OR                                       WEIGHTED      PRINCIPAL   ASSUMED FINAL      INITIAL
            NOTIONAL     SUBORDINATION      RATINGS          AVERAGE        WINDOW     DISTRIBUTION   PASS-THROUGH
CLASS   AMOUNT(1)(7)(8)      LEVELS      (S&P / FITCH)   LIFE (YRS.)(4)   (MOS.)(4)      DATE(4)         RATE(5)
-----   --------------   -------------   -------------   --------------   ---------   -------------   ------------

X-1      $2,633,679,672         --         AAA / AAA             --             --            --
X-2      $2,563,817,000         --         AAA / AAA             --             --            --
G        $   26,337,000      6.625%         A- / A-            9.98        120-120      12/11/15
H        $   29,629,000      5.500%       BBB+ / BBB+         10.05        120-121       1/11/16
J        $   26,337,000      4.500%        BBB / BBB          11.82        121-172       4/11/20
K        $   36,213,000      3.125%       BBB- / BBB-         14.47        172-174       6/11/20
L        $    3,292,000      3.000%        BB+ / BB+          14.48        174-174       6/11/20
M        $    9,876,000      2.625%         BB / BB           14.53        174-175       7/11/20
N        $   13,168,000      2.125%        BB- / BB-          14.56        175-175       7/11/20
O        $    6,585,000      1.875%         B+ / B+           14.56        175-175       7/11/20
P        $    6,584,000      1.625%          B / B            14.56        175-175       7/11/20
Q        $    9,876,000      1.250%         B- / B-           14.77        175-178      10/11/20
S        $   32,921,672      0.000%         NR / NR           15.19        178-240      12/11/25

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        3

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

Notes:   (1)  Subject to a permitted variance of plus or minus 5%.

         (2)  For purposes of making distributions to the Class A-1, Class A-2,
              Class A-3, Class A-AB, Class A-4 and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 176 mortgage loans, representing approximately 88.4% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 36 mortgage loans, representing approximately 11.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan
              Group 2 will include approximately 70.2% and 9.1% of the aggregate principal balance of all the mortgage loans secured by multifamily properties and manufactured housing community properties,
              respectively. Generally, the Class A-1, Class A-2, Class A-3,
              Class A-AB and Class A-4 certificates will be entitled to receive only distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will be entitled to receive only distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balances of the Class A-1, Class A-2, Class A-3, Class A-AB and
              Class A-4 certificates have been reduced to zero. However, after any distribution date on which the certificate principal balances of the Class A-M and Class A-J through Class S certificates have been reduced to zero, distributions of principal collected or advanced in respect of the entire pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-AB,
              Class A-4 and Class A-1A certificates, pro rata.

         (3)  The percentages indicated under the column "Subordination Levels"
              with respect to the Class A-1, Class A-2, Class A-3, Class A-AB,
              Class A-4 and Class A-1A Certificates represent the approximate subordination levels for the Class A-1, Class A-2, Class A-3,
              Class A-AB, Class A-4 and Class A-1A Certificates in the
              aggregate.

         (4)  Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

         (5)  The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F,
              G, H, J, K, L, M, N, O, P, Q and S Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

         (6)  To be offered privately pursuant to Rule 144A.

         (7)  The Class X-1 Notional Amount is equal to the sum of all
              Certificate Balances outstanding from time to time.

         (8)  The Class X-2 Notional Amount is as described herein.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        4

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

I.   ISSUE CHARACTERISTICS

     Issue Type:                 Public: Classes A-1, A-2, A-3, A-AB, A-4, A-1A,
                                 A-M, A-J, B, C, D, E and F (the "Offered
                                 Certificates"). Private (Rule 144A): Classes
                                 X-1, X-2, G, H, J, K, L, M, N, O, P, Q and S.

     Securities Offered:         $2,432,861,000 monthly pay, multi-class,
                                 commercial mortgage REMIC Pass-Through
                                 Certificates, including thirteen principal and
                                 interest classes (Classes A-1, A-2, A-3, A-AB,
                                 A-4, A-1A, A-M, A-J, B, C, D, E and F).

     Mortgage Loan Sellers:      Wells Fargo Bank, National Association ("WFB");
                                 Bear Stearns Commercial Mortgage, Inc.
                                 ("BSCMI"); Prudential Mortgage Capital Funding,
                                 LLC ("PMCF"); Nationwide Life Insurance Company
                                 ("NLIC") and Principal Commercial Funding, LLC
                                 ("PCF")

     Co-lead Bookrunning
     Managers:                   Bear, Stearns & Co. Inc. and Morgan Stanley &
                                 Co. Incorporated

     Master Servicers: (1)       Wells Fargo Bank, National Association (with
                                 respect to the mortgage loans sold by BSCMI,
                                 PCF, WFB and NLIC) and Prudential Asset
                                 Resources, Inc. (with respect to the mortgage
                                 loans sold by PMCF)

     Primary Servicers:          Principal Global Investors, LLC (with respect
                                 to the mortgage loans sold by PCF) and
                                 Nationwide Life Insurance Company (with respect
                                 to the mortgage loans sold by NLIC)

     Special Servicer: (1)       ARCap Servicing, Inc.

     Certificate
     Administrator:              Wells Fargo Bank, National Association

     Trustee:                    LaSalle Bank National Association

     Fiscal Agent:               ABN AMRO Bank N.V.

     Cut-Off Date: (2)           December 1, 2005

     Expected Closing Date:      On or about December 20, 2005.

     Distribution Dates:         The 11th of each month (or if the 11th is not a
                                 business day, the next succeeding business
                                 day), commencing in January 2006.

     Minimum Denominations:      $25,000 for the Class A-1, A-2, A-3, A-AB, A-4,
                                 A-1A A-M and A-J Certificates; and $100,000 for
                                 the Class B, C, D, E and F Certificates, with
                                 investments in excess of the minimum
                                 denominations made in multiples of $1.

     Delivery:                   DTC, Euroclear and Clearstream.

     ERISA/SMMEA Status:         Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-M,
                                 A-J, B, C, D, E and F are expected to be ERISA
                                 eligible. No Class of Certificates is SMMEA
                                 eligible.

     Rating Agencies:            The Offered Certificates will be rated by
                                 Standard & Poor's Ratings Services and Fitch,
                                 Inc.

     Risk Factors:               THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                 NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                 "RISK FACTORS" SECTION OF THE PROSPECTUS
                                 SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                 THE PROSPECTUS.

(1)  The Westin Copley Place Loan is principally serviced and administered under a separate pooling and servicing agreement relating to the BSCMSI
     2005-TOP20 trust. See "Summary of Pari Passu Split Loan Structures".

(2)  The cut-off date with respect to each pooled mortgage loan is the due date for the monthly debt service payment that is due in December 2005 (or, in the case of any mortgage loan that has its first due date after December
     2005, the later of the date of origination of such pooled mortgage loan and the date that would have been its due date in December 2005 under the terms of such mortgage loan if a monthly payment were scheduled to be due in such month).

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        5

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H, J, K,
L, M, N, O, P, Q and S Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

IO STRUCTURE:

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        6

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                      CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o    during the period from the Closing Date through and including the distribution date in December 2006, the sum of (a) the lesser of
     $106,178,000 and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $304,197,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-3, A-AB, A-4,
     A-M, A-J, B, C, D, E, F, G, H, J, K, L, M and N certificates outstanding from time to time;

o    during the period following the distribution date in December 2006 through and including the distribution date in December 2007, the sum of (a) the lesser of $7,902,000 and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $291,546,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2,
     A-3, A-AB, A-4, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M and N
     certificates outstanding from time to time;

o    during the period following the distribution date in December 2007 through and including the distribution date in December 2008, the sum of (a) the lesser of $41,506,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the lesser of $278,180,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-AB,
     A-4, A-M, A-J, B, C, D, E, F, G, H and J certificates outstanding from time to time and (c) the lesser of $15,978,000 and the total principal balance of the Class K certificates outstanding from time to time;

o    during the period following the distribution date in December 2008 through and including the distribution date in December 2009, the sum of (a) the lesser of $170,140,000 and the total principal balance of the class A-AB certificates outstanding from time to time, (b) the lesser of $265,263,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4, A-M,
     A-J, B, C, D, E, F and G certificates outstanding from time to time and (c)
     the lesser of $23,639,000 and the total principal balance of the Class H certificates outstanding from time to time;

o    during the period following the distribution date in December 2009 through and including the distribution date in December 2010, the sum of (a) the lesser of $1,009,505,000 and the total principal balance of the class A-4 certificates outstanding from time to time, (b) the lesser of $252,862,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-M, A-J,
     B, C, D, E and F certificates outstanding from time to time and (c) the lesser of $5,185,000 and the total principal balance of the Class G certificates outstanding from time to time;

o    during the period following the distribution date in December 2010 through and including the distribution date in December 2011, the sum of (a) the lesser of $921,874,000 and the total principal balance of the class A-4 certificates outstanding from time to time, (b) the lesser of $240,484,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-M, A-J,
     B, C and D certificates outstanding from time to time and (c) the lesser of
     $8,676,000 and the total principal balance of the Class E certificates outstanding from time to time;

o    during the period following the distribution date in December 2011 through and including the distribution date in December 2012, the sum of (a) the lesser of $796,660,000 and the total principal balance of the class A-4 certificates outstanding from time to time, (b) the lesser of $220,573,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-M, A-J and B certificates outstanding from time to time and (c) the lesser of
     $25,290,000 and the total principal balance of the Class C certificates outstanding from time to time;

o    during the period following the distribution date in December 2012 through and including the distribution date in December 2013, the sum of (a) the lesser of $721,346,000 and the total principal balance of the class A-4 certificates outstanding from time to time, (b) the lesser of $210,014,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-M and A-J certificates outstanding from time to time and (c) the lesser of
     $12,477,000 and the total principal balance of the Class B certificates outstanding from time to time;

o    following the Distribution Date occurring in December 2013, $0.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        7

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

III. COLLATERAL CHARACTERISTICS - ENTIRE POOL

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
957,747 - 2,000,000                  25        39,241,655     1.5
2,000,001 - 3,000,000                33        82,859,412     3.1
3,000,001 - 5,000,000                44       177,217,342     6.7
5,000,001 - 7,000,000                25       149,334,870     5.7
7,000,001 - 9,000,000                19       149,985,430     5.7
9,000,001 - 11,000,000               10        98,776,187     3.8
11,000,001 - 13,000,000              11       133,750,253     5.1
13,000,001 - 15,000,000               9       127,660,676     4.8
15,000,001 - 17,000,000               4        63,894,900     2.4
17,000,001 - 19,000,000               2        35,670,000     1.4
19,000,001 - 21,000,000               4        80,800,000     3.1
21,000,001 - 31,000,000              13       329,873,600    12.5
31,000,001 - 41,000,000               5       183,019,130     6.9
41,000,001 - 61,000,000               3       155,896,217     5.9
61,000,001 - 275,700,000              5       825,700,000    31.4
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 957,747   Max: 275,700,000   Average: 12,423,017

STATE

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)     POOL
                                 ----------   -------------   -----
Kansas                                 2        295,100,000    11.2
California                            47        284,219,341    10.8
   Southern California                27        177,566,709     6.7
   Northern California                20        106,652,632     4.0
Nevada                                 4        272,200,000    10.3
Ohio                                  16        239,935,836     9.1
Massachusetts                         14        194,971,237     7.4
Texas                                 14        115,529,594     4.4
New York                               8        113,562,637     4.3
Michigan                               9        112,504,631     4.3
Arizona                                7        111,589,901     4.2
Florida                                7        102,219,186     3.9
Other                                104        791,847,309    30.1
                                     ---      -------------   -----
TOTAL:                               232      2,633,679,672   100.0
                                     ===      =============   =====

PROPERTY TYPE

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES     BALANCE ($)    POOL
                                 ----------   -------------   -----
Retail                                76        971,346,144    36.9
Multifamily                           54        426,792,702    16.2
Office                                40        377,265,293    14.3
Hospitality                           11        265,713,126    10.1
Other                                  2        226,463,426     8.6
Mixed Use                              6        149,594,945     5.7
Industrial                            21        110,235,174     4.2
Manufactured Housing Community        11         68,645,200     2.6
Self Storage                          11         37,623,661     1.4
                                     ---      -------------   -----
TOTAL:                               232      2,633,679,672   100.0
                                     ===      =============   =====

MORTGAGE RATE (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
4.7500 - 5.0000                       8       178,211,016     6.8
5.0001 - 5.2500                      35       338,304,811    12.8
5.2501 - 5.5000                      83       757,705,483    28.8
5.5001 - 5.7500                      62       625,644,252    23.8
5.7501 - 6.0000                      21       504,674,114    19.2
6.0001 - 6.2500                       2       227,991,587     8.7
6.2501 - 6.2700                       1         1,148,408     0.0
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 4.7500   Max: 6.2700   Wtd Avg: 5.5140

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
60                                    9       147,798,733     5.6
61 - 84                               4        80,392,094     3.1
85 - 120                            177     2,236,395,324    84.9
121 - 240                            22       169,093,522     6.4
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 60   Max: 240   Wtd Avg: 120

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
57 - 60                               9       147,798,733     5.6
61 - 84                               4        80,392,094     3.1
85 - 120                            177     2,236,395,324    84.9
121 - 240                            22       169,093,522     6.4
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 57   Max: 240   Wtd Avg: 117

DEBT SERVICE COVERAGE RATIOS (X)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
1.12 - 1.20                          14       161,522,938     6.1
1.21 - 1.30                          24       502,613,302    19.1
1.31 - 1.40                          35       211,442,570     8.0
1.41 - 1.50                          35       424,341,767    16.1
1.51 - 1.60                          37       360,519,702    13.7
1.61 - 1.70                          22       182,503,999     6.9
1.71 - 1.80                          14       291,121,420    11.1
1.81 - 1.90                           8        27,453,046     1.0
1.91 - 2.00                           3        12,770,028     0.5
2.01 - 2.10                           3       202,196,217     7.7
2.11 - 2.20                           1         5,616,800     0.2
2.21 - 2.30                           3        60,392,453     2.3
2.31 - 2.50                           5       103,068,704     3.9
2.51 - 4.56                           8        88,116,726     3.3
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 1.12   Max: 4.56   Wtd Avg: 1.61

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
9.5 - 40.0                            8        46,716,179     1.8
40.1 - 45.0                           3         9,395,401     0.4
45.1 - 50.0                           6       134,019,842     5.1
50.1 - 55.0                          13       108,862,971     4.1
55.1 - 60.0                          28       190,635,481     7.2
60.1 - 65.0                          18       464,873,724    17.7
65.1 - 70.0                          23       422,782,016    16.1
70.1 - 75.0                          47       527,001,217    20.0
75.1 - 80.0                          53       655,349,307    24.9
80.1 - 83.7                          13        74,043,534     2.8
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 9.5   Max: 83.7   Wtd Avg: 68.3

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
0.2 - 25.0                            9        35,207,943     1.3
25.1 - 30.0                           3        16,271,021     0.6
30.1 - 35.0                           3        80,096,217     3.0
35.1 - 40.0                          12        60,330,010     2.3
40.1 - 45.0                          10        95,874,984     3.6
45.1 - 50.0                          18       136,278,268     5.2
50.1 - 55.0                          30       402,105,290    15.3
55.1 - 60.0                          25       292,075,740    11.1
60.1 - 65.0                          37       569,528,276    21.6
65.1 - 70.0                          48       622,718,923    23.6
70.1 - 79.5                          17       323,193,000    12.3
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 0.2   Max: 79.5   Wtd Avg: 59.5

DEBT SERVICE COVERAGE RATIOS (AFTER IO PERIOD) (X)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   -------------   -----
1.02 - 1.20                          28       291,974,938    11.1
1.21 - 1.30                          49       925,404,302    35.1
1.31 - 1.40                          36       482,250,570    18.3
1.41 - 1.50                          34       182,665,767     6.9
1.51 - 1.60                          19       188,424,702     7.2
1.61 - 1.70                          16       126,653,999     4.8
1.71 - 1.80                           6        74,591,420     2.8
1.81 - 1.90                           6        18,503,046     0.7
1.91 - 2.00                           3        23,010,028     0.9
2.01 - 2.10                           4       239,896,217     9.1
2.11 - 2.20                           2        18,616,800     0.7
2.21 - 2.30                           1         6,192,453     0.2
2.31 - 2.50                           3        23,068,704     0.9
2.51 - 4.56                           5        32,426,726     1.2
                                    ---     -------------   -----
TOTAL:                              212     2,633,679,672   100.0
                                    ===     =============   =====

Min: 1.02   Max: 4.56   Wtd Avg: 1.45

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non-pooled subordinate loans.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        8

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

III. COLLATERAL CHARACTERISTICS - LOAN GROUP 1

CUT-OFF DATE BALANCE ($)

                            NO. OF      AGGREGATE       % OF
                           MORTGAGE    CUT-OFF DATE     LOAN
                            LOANS      BALANCE ($)    GROUP 1
                           --------   -------------   -------
957,747 - 2,000,000            24        37,243,860      1.6
2,000,001 - 3,000,000          25        62,721,047      2.7
3,000,001 - 5,000,000          35       142,329,438      6.1
5,000,001 - 7,000,000          23       138,015,655      5.9
7,000,001 - 9,000,000          14       111,743,400      4.8
9,000,001 - 11,000,000          8        79,239,515      3.4
11,000,001 - 13,000,000         9       109,140,253      4.7
13,000,001 - 15,000,000         8       114,220,676      4.9
15,000,001 - 17,000,000         3        47,494,900      2.0
17,000,001 - 19,000,000         1        17,170,000      0.7
19,000,001 - 21,000,000         2        40,400,000      1.7
21,000,001 - 31,000,000        12       308,573,600     13.3
31,000,001 - 41,000,000         5       183,019,130      7.9
41,000,001 - 61,000,000         2       110,896,217      4.8
61,000,001 - 275,700,000        5       825,700,000     35.5
                              ---     -------------    -----
TOTAL:                        176     2,327,907,690    100.0
                              ===     =============    =====

Min: 957,747   Max: 275,700,000   Average: 13,226,748

STATE

                           NO. OF       AGGREGATE       % OF
                          MORTGAGED    CUT-OFF DATE     LOAN
                         PROPERTIES    BALANCE ($)    GROUP 1
                         ----------   -------------   -------
Kansas                         2        295,100,000     12.7
Nevada                         4        272,200,000     11.7
California                    42        269,772,625     11.6
   Southern California        22        163,119,993      7.0
   Northern California        20        106,652,632      4.6
Ohio                          15        218,635,836      9.4
Massachusetts                 14        194,971,237      8.4
New York                       7        108,573,332      4.7
Texas                         12        107,693,296      4.6
Arizona                        6        105,364,901      4.5
Florida                        6         83,719,186      3.6
Virginia                       3         66,300,000      2.8
Other                         79        605,577,277     26.0
                             ---      -------------    -----
TOTAL:                       190      2,327,907,690    100.0
                             ===      =============    =====

PROPERTY TYPE

                         NO. OF       AGGREGATE       % OF
                        MORTGAGED    CUT-OFF DATE     LOAN
                       PROPERTIES    BALANCE ($)    GROUP 1
                       ----------   -------------   -------
Retail                      76        971,346,144     41.7
Office                      40        377,265,293     16.2
Hospitality                 11        265,713,126     11.4
Other                        2        226,463,426      9.7
Mixed Use                    6        149,594,945      6.4
Multifamily                 13        127,245,719      5.5
Industrial                  21        110,235,174      4.7
Manufactured Housing
   Community                10         62,420,200      2.7
Self Storage                11         37,623,661      1.6
                           ---      -------------    -----
TOTAL:                     190      2,327,907,690    100.0
                           ===      =============    =====

MORTGAGE RATE (%)

                     NO. OF      AGGREGATE       % OF
                    MORTGAGE    CUT-OFF DATE     LOAN
                      LOANS     BALANCE ($)    GROUP 1
                    --------   -------------   -------
4.7500% - 5.0000%        7       174,115,988      7.5
5.0001% - 5.2500%       31       308,487,372     13.3
5.2501% - 5.5000%       66       665,576,999     28.6
5.5001% - 5.7500%       48       445,913,221     19.2
5.7501% - 6.0000%       21       504,674,114     21.7
6.0001% - 6.2500%        2       227,991,587      9.8
6.2501% - 6.2700%        1         1,148,408      0.0
                       ---     -------------    -----
TOTAL:                 176     2,327,907,690    100.0
                       ===     =============    =====

Min: 4.7500   Max: 6.2700   Wtd Avg: 5.5168

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

             NO. OF      AGGREGATE       % OF
            MORTGAGE    CUT-OFF DATE     LOAN
              LOANS     BALANCE ($)    GROUP 1
            --------   -------------   -------
60               9       147,798,733      6.3
61 - 84          3        67,542,094      2.9
85 - 120       149     1,994,925,341     85.7
121 - 240       15       117,641,522      5.1
               ---     -------------    -----
TOTAL:         176     2,327,907,690    100.0
               ===     =============    =====

Min: 60   Max: 240   Wtd Avg: 118

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

             NO. OF      AGGREGATE       % OF
            MORTGAGE    CUT-OFF DATE     LOAN
              LOANS     BALANCE ($)    GROUP 1
            --------   -------------   -------
57 - 60          9       147,798,733      6.3
61 - 84          3        67,542,094      2.9
85 - 120       149     1,994,925,341     85.7
121 - 240       15       117,641,522      5.1
               ---     -------------    -----
TOTAL:         176     2,327,907,690    100.0
               ===     =============    =====

Min: 57   Max: 240   Wtd Avg: 116

DEBT SERVICE COVERAGE RATIOS (X)

               NO. OF      AGGREGATE       % OF
              MORTGAGE    CUT-OFF DATE     LOAN
                LOANS     BALANCE ($)    GROUP 1
              --------   -------------   -------
1.12 - 1.20       12       138,305,499      5.9
1.21 - 1.30       20       477,436,215     20.5
1.31 - 1.40       30       167,366,560      7.2
1.41 - 1.50       28       366,294,494     15.7
1.51 - 1.60       28       298,773,403     12.8
1.61 - 1.70       21       179,507,282      7.7
1.71 - 1.80       10       260,919,595     11.2
1.81 - 1.90        8        27,453,046      1.2
1.91 - 2.00        1         2,450,000      0.1
2.01 - 2.10        3       202,196,217      8.7
2.11 - 2.20        1         5,616,800      0.2
2.21 - 2.30        3        60,392,453      2.6
2.31 - 2.50        4        58,068,704      2.5
2.51 - 4.56        7        83,127,421      3.6
                 ---     -------------    -----
TOTAL:           176     2,327,907,690    100.0
                 ===     =============    =====

Min: 1.12   Max: 4.56   Wtd Avg: 1.60

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

               NO. OF      AGGREGATE      % OF
              MORTGAGE    CUT-OFF DATE     LOAN
                LOANS     BALANCE ($)    GROUP 1
              --------   -------------   -------
9.5 - 40.0         6        38,730,157      1.7
40.1 - 45.0        3         9,395,401      0.4
45.1 - 50.0        4        82,794,842      3.6
50.1 - 55.0       11       102,667,943      4.4
55.1 - 60.0       23       161,431,451      6.9
60.1 - 65.0       16       457,781,715     19.7
65.1 - 70.0       18       379,304,434     16.3
70.1 - 75.0       42       471,772,545     20.3
75.1 - 80.0       47       582,455,107     25.0
80.1 - 80.9        6        41,574,095      1.8
                 ---     -------------    -----
TOTAL:           176     2,327,907,690    100.0
                 ===     =============    =====

Min: 9.5   Max: 80.9   Wtd Avg: 68.4

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

               NO. OF      AGGREGATE       % OF
              MORTGAGE    CUT-OFF DATE     LOAN
                LOANS     BALANCE ($)    GROUP 1
              --------   -------------   -------
0.2 - 25.0         9        35,207,943      1.5
25.1 - 30.0        1         8,285,000      0.4
30.1 - 35.0        3        80,096,217      3.4
35.1 - 40.0       11        54,105,010      2.3
40.1 - 45.0        8        46,779,956      2.0
45.1 - 50.0       14       111,624,238      4.8
50.1 - 55.0       24       382,876,971     16.4
55.1 - 60.0       23       266,934,466     11.5
60.1 - 65.0       32       505,989,605     21.7
65.1 - 70.0       37       540,415,284     23.2
70.1 - 79.5       14       295,593,000     12.7
                 ---     -------------    -----
TOTAL:           176     2,327,907,690    100.0
                 ===     =============    =====

Min: 0.2   Max: 79.5   Wtd Avg: 59.7

DEBT SERVICE COVERAGE RATIOS (AFTER IO PERIOD) (X)

               NO. OF      AGGREGATE       % OF
              MORTGAGE    CUT-OFF DATE     LOAN
                LOANS     BALANCE ($)    GROUP 1
              --------   -------------   -------
1.02 - 1.20       19       210,881,499      9.1
1.21 - 1.30       36       844,561,215     36.3
1.31 - 1.40       34       458,760,560     19.7
1.41 - 1.50       32       165,674,494      7.1
1.51 - 1.60       17       165,728,403      7.1
1.61 - 1.70       15       123,657,282      5.3
1.71 - 1.80        3        57,239,595      2.5
1.81 - 1.90        6        18,503,046      0.8
1.91 - 2.00        1        12,690,000      0.5
2.01 - 2.10        3       194,896,217      8.4
2.11 - 2.20        2        18,616,800      0.8
2.21 - 2.30        1         6,192,453      0.3
2.31 - 2.50        3        23,068,704      1.0
2.51 - 4.56        4        27,437,421      1.2
                 ---     -------------    -----
TOTAL:           176     2,327,907,690    100.0
                 ===     =============    =====

Min: 1.02   Max: 4.56   Wtd Avg: 1.45

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non-pooled subordinate loans.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                        9

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

III. COLLATERAL CHARACTERISTICS - LOAN GROUP 2

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
1,997,794 - 2,000,000                 1        1,997,794      0.7
2,000,001 - 3,000,000                 8       20,138,365      6.6
3,000,001 - 5,000,000                 9       34,887,905     11.4
5,000,001 - 7,000,000                 2       11,319,215      3.7
7,000,001 - 9,000,000                 5       38,242,031     12.5
9,000,001 - 11,000,000                2       19,536,672      6.4
11,000,001 - 13,000,000               2       24,610,000      8.0
13,000,001 - 15,000,000               1       13,440,000      4.4
15,000,001 - 17,000,000               1       16,400,000      5.4
17,000,001 - 19,000,000               1       18,500,000      6.1
19,000,001 - 45,000,000               4      106,700,000     34.9
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 1,997,794   Max: 45,000,000   Average: 8,493,666

STATE

                                   NO. OF       AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)    GROUP 2
                                 ----------   -------------   -------
Michigan                              3         68,495,028      22.4
New Jersey                            8         43,692,000      14.3
Washington                            4         32,425,499      10.6
Oregon                                3         22,554,031       7.4
Ohio                                  1         21,300,000       7.0
Florida                               1         18,500,000       6.1
Kentucky                              1         16,400,000       5.4
California                            5         14,446,716       4.7
   Southern California                5         14,446,716       4.7
   Northern California               --                 --       0.0
North Carolina                        1         12,850,000       4.2
Maryland                              1         11,760,000       3.8
Other                                14         43,348,709      14.2
                                    ---        -----------     -----
TOTAL:                               42        305,771,982     100.0
                                    ===        ===========     =====

PROPERTY TYPE

                                   NO. OF       AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)    GROUP 2
                                 ----------   -------------   -------
Multifamily                          41        299,546,982      98.0
Manufactured Housing
Community                             1          6,225,000       2.0
                                    ---        -----------     -----
TOTAL:                               42        305,771,982     100.0
                                    ===        ===========     =====

MORTGAGE RATE (%)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
4.9500 - 5.0000                       1        4,095,028      1.3
5.0001 - 5.2500                       4       29,817,439      9.8
5.2501 - 5.5000                      17       92,128,485     30.1
5.5001 - 5.7400                      14      179,731,031     58.8
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 4.9500   Max: 5.7400   Wtd Avg: 5.4927

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
84                                    1       12,850,000      4.2
85 - 120                             28      241,469,982     79.0
121 - 180                             7       51,452,000     16.8
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 84   Max: 180   Wtd Avg: 129

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
82                                    1       12,850,000      4.2
85 - 120                             28      241,469,982     79.0
121 - 175                             7       51,452,000     16.8
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 82   Max: 175   Wtd Avg: 126

DEBT SERVICE COVERAGE RATIOS (X)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
1.18 - 1.20                           2       23,217,439      7.6
1.21 - 1.30                           4       25,177,087      8.2
1.31 - 1.40                           5       44,076,010     14.4
1.41 - 1.50                           7       58,047,273     19.0
1.51 - 1.60                           9       61,746,299     20.2
1.61 - 1.70                           1        2,996,716      1.0
1.71 - 1.80                           4       30,201,825      9.9
1.91 - 2.00                           2       10,320,028      3.4
2.01 - 3.30                           2       49,989,305     16.3
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 1.18   Max: 3.30   Wtd Avg: 1.65

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
31.2 - 40.0                           2        7,986,021      2.6
45.1 - 50.0                           2       51,225,000     16.8
50.1 - 55.0                           2        6,195,028      2.0
55.1 - 60.0                           5       29,204,031      9.6
60.1 - 65.0                           2        7,092,010      2.3
65.1 - 70.0                           5       43,477,582     14.2
70.1 - 75.0                           5       55,228,672     18.1
75.1 - 80.0                           6       72,894,200     23.8
80.1 - 83.7                           7       32,469,439     10.6
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 31.2   Max: 83.7   Wtd Avg: 67.4

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
26.0 - 35.0                           2        7,986,021      2.6
35.1 - 40.0                           1        6,225,000      2.0
40.1 - 45.0                           2       49,095,028     16.1
45.1 - 50.0                           4       24,654,031      8.1
50.1 - 55.0                           6       19,228,319      6.3
55.1 - 60.0                           2       25,141,273      8.2
60.1 - 65.0                           5       63,538,672     20.8
65.1 - 70.0                          11       82,303,639     26.9
70.1 - 71.5                           3       27,600,000      9.0
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 26.0   Max: 71.5   Wtd Avg: 58.0

DEBT SERVICE COVERAGE RATIOS (AFTER IO PERIOD) (X)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
1.11 - 1.20                           9       81,093,439     26.5
1.21 - 1.30                          13       80,843,087     26.4
1.31 - 1.40                           2       23,490,010      7.7
1.41 - 1.50                           2       16,991,273      5.6
1.51 - 1.60                           2       22,696,299      7.4
1.61 - 1.70                           1        2,996,716      1.0
1.71 - 1.80                           3       17,351,825      5.7
1.91 - 2.00                           2       10,320,028      3.4
2.01 - 3.30                           2       49,989,305     16.3
                                    ---      -----------    -----
TOTAL:                               36      305,771,982    100.0
                                    ===      ===========    =====

Min: 1.11   Max: 3.30   Wtd Avg: 1.47

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non-pooled subordinate loans.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       10

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

IV.  LARGE LOAN DESCRIPTION

                                TEN LARGEST LOANS

                                        MORTGAGE                                PROPERTY     CUT-OFF DATE
NO.           PROPERTY NAME           LOAN SELLER        CITY         STATE      TYPE           BALANCE
---  -------------------------------  -----------  ----------------  -------  -----------  --------------

 1.  Oak Park Mall                        WFB      Overland Park        KS    Retail       $  275,700,000
 2.  World Market Center (1)             BSCMI     Las Vegas            NV    Other        $  225,000,000
 3.  Oasis Net Leased Portfolio (2)       WFB      Various           Various  Office       $  120,000,000
 4.  The Westin Copley Place (3)          WFB      Boston               MA    Hospitality  $  105,000,000
 5.  Crocker Park (2)                     PMCF     Westlake             OH    Mixed Use    $  100,000,000
 6.  The Promenade - AZ                   WFB      Scottsdale           AZ    Retail       $   59,896,217
 7.  Sully Place Shopping Center (4)      PMCF     Chantilly            VA    Retail       $   51,000,000
 8.  Muirwood Apartments (4) (5)          NLIC     Farmington Hills     MI    Multifamily  $   45,000,000
 9.  College Square Mall                  PMCF     Cedar Falls          IA    Retail       $   39,526,130
10.  Skamania Lodge (6)                  BSCMI     Stevenson            WA    Hospitality  $   37,300,000
                                                                                           --------------
        TOTAL/WEIGHTED AVERAGE                                                             $1,058,422,348
                                                                                           --------------

                                                        LOAN PER           U/W    CUT-OFF  BALLOON/
                                      % OF    ROOMS/   ROOM / SF   U/W    DSCR      DATE      ARD
NO.           PROPERTY NAME           POOL  SF / UNIT    / UNIT   DSCR  AFTER IO    LTV       LTV
---  -------------------------------  ----  ---------  ---------  ----  --------  -------  --------

 1.  Oak Park Mall                    10.5% 1,562,863   $ 176.41  1.25x   1.25x    70.0%     70.0%
 2.  World Market Center (1)           8.5% 1,091,878   $ 206.07  1.71x   1.37x    62.7%     53.3%
 3.  Oasis Net Leased Portfolio (2)    4.6%   796,507   $ 150.66  1.45x   1.21x    71.7%     63.4%
 4.  The Westin Copley Place (3)       4.0%       803   $261,519  2.08x   2.08x    64.6%     64.6%
 5.  Crocker Park (2)                  3.8%   618,817   $ 161.60  1.47x   1.22x    79.8%     70.4%
 6.  The Promenade - AZ                2.3%   433,707   $ 138.10  2.07x   2.07x    46.1%     34.4%
 7.  Sully Place Shopping Center (4)   1.9%   384,018   $ 132.81  2.24x   1.78x    50.5%     46.7%
 8.  Muirwood Apartments (4) (5)       1.7%     1,272   $ 35,377  2.46x   2.02x    47.4%     44.0%
 9.  College Square Mall               1.5%   405,908   $  97.38  1.19x   1.19x    74.6%     63.2%
10.  Skamania Lodge (6)                1.4%       254   $146,850  2.06x   1.58x    60.0%     56.7%
                                      ----                        ----    ----     ----      ----
        TOTAL/WEIGHTED AVERAGE        40.2%                       1.65X   1.46X    65.6%     60.2%
                                      ----                        ----    ----     ----      ----

(1)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 315-month amortization term.

(2)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term.

(3)  The subject $105,000,000 mortgage loan represents a 50% pari passu portion of a $210,000,000 mortgage loan. All LTV, DSCR and Loan per Room numbers shown above are based on the total $210,000,000 financing.

(4)  The loan is interest only for the initial 60 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term.

(5)  The subject $45,000,000 mortgage loan represents the A-Note portion of a
     $62,000,000 first mortgage loan. All LTV, DSCR, and Loan per SF, shown above are based on the A-Note.

(6)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 300-month amortization term.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       11

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

V.   SUMMARY OF PARI PASSU SPLIT LOAN STRUCTURES (1)

                                                   WHETHER NOTE IS HELD
                           RELATED NOTES IN LOAN   BY SERIES 2005-PWR10
      PROPERTY NAME      GROUP (ORIGINAL BALANCE)       TRUST FUND          HOLDER OF NOTE
-----------------------  ------------------------  --------------------  --------------------

The Westin Copley Place  Senior A Notes (pari passu with each other)

                               $105,000,000                 No           BSCMSI Series 2005 -
                                                                                 TOP20
                               $105,000,000                Yes           BSCMSI Series 2005 -
                                                                                 PWR10
                         Subordinate B Note
                                   N/A                     N/A                    N/A

                           WHETHER NOTE IS LEAD                                  CURRENT SPECIAL
                         SERVICER FOR THE ENTIRE   CURRENT MASTER SERVICER        SERVICER FOR
      PROPERTY NAME           LOAN GROUP (2)       FOR SECURITIZED NOTE (3)   SECURITIZED NOTE (4)
-----------------------  -----------------------  -------------------------  ---------------------

The Westin Copley Place

                                    Yes           Well Fargo Bank, National  ARCap Servicing, Inc.
                                                          Association
                                     No           Well Fargo Bank, National  ARCap Servicing, Inc.
                                                          Association

                                    N/A                       N/A                     N/A

(1)  This table only includes those loans with pari passu loan structures.

(2)  Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(3)  Indicates the identity of the master servicer for the holder of the relevant note, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(4)  Indicates the identity of the special servicer for the holder of the relevant note, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       12

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       13

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                      MORTGAGE LOAN NO. 1 -- OAK PARK MALL

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       14

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       15

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 -- OAK PARK MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          WFB

LOAN PURPOSE:                  Acquisition

ORIGINAL BALANCE:              $275,700,000

CUT-OFF DATE BALANCE:          $275,700,000

FIRST PAYMENT DATE:            01/01/2006

INTEREST RATE:                 5.85000%

AMORTIZATION TERM:             Interest Only

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 12/01/2015

EXPECTED MATURITY BALANCE:     $275,700,000

SPONSOR:                       CBL and Associates Limited Partnership

INTEREST CALCULATION:          30/360

CALL PROTECTION:               24-payment lockout from the first payment date,
                               with U.S. Treasury defeasance for the following
                               92 payments, and open to prepayment without
                               premium thereafter through maturity.

CUT-OFF DATE BALANCE PER SF:   $176.41

UP-FRONT RESERVES:             None

ONGOING RESERVES:(1)           RE Taxes:           Springing

                               Insurance:          Springing

                               TI/LC:              Springing

                               Replacement:        Springing

                               Low Debt Service:   Springing

LOCKBOX:                       Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                 NAP

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Regional Mall

LOCATION:                      Overland Park, KS

YEAR BUILT/RENOVATED:          1974 / 2001

PERCENT LEASED (AS OF):        98.9% (08/01/05)

NET RENTABLE AREA:             1,562,863

THE COLLATERAL:                A regional mall anchored by Dillard's, Nordstrom,
                               JC Penney and Jones Store located in Overland
                               Park, Kansas.

OWNERSHIP INTEREST:(2)         Fee

MAJOR TENANTS:(3)                NRA     RENT PSF      LEASE EXPIRATION
-----------------              -------   --------   -----------------------
Dillard's                      429,469     $0.17    12/18/2011 & 01/31/2012
Nordstrom                      207,000     $0.00          02/28/2028
JC Penney                      201,097     $0.00          03/31/2027

PROPERTY MANAGEMENT:           CBL & Associates Management, Inc.

U/W NET CASH FLOW:             $20,090,989

APPRAISED VALUE (AS OF):       $394,000,000 (10/13/05)

CUT-OFF DATE LTV RATIO:        70.0%

LTV RATIO AT MATURITY:         70.0%

U/W DSCR:                      1.25x

U/W DSCR POST IO:              NAP
--------------------------------------------------------------------------------

(1)  Borrower is not required to make monthly RE Tax, Insurance, TI/LC, or
     Replacement deposits unless and until the earliest of: (i) the occurrence of a default under the loan; (ii) the debt service coverage ratio is less then 1.15x; or (iii) any assignment of borrower's obligations under the mortgage loan documents to, and assumption of such obligations by, a successor borrower. The borrower is required to deposit all excess monthly cash flow into a low debt service reserve upon the earlier of the following events: (i) the occurrence of a default under the loan; or (ii) the debt service coverage ratio is less than 1.10x.

(2)  The borrower owns both the fee and leasehold interests in the property.

(3)  Nordstrom and JC Penney do not pay base rent but do pay percentage rent and common area maintenance charges.

THE OAK PARK MALL LOAN.

     THE LOAN. The largest loan (the "Oak Park Mall Loan") is a $275,700,000 first mortgage loan secured by the borrower's fee simple interest in the Oak
Park Mall located in Overland Park, Kansas.

     THE BORROWER. The borrower, Oak Park Mall, LLC, owns no material assets other than the Oak Park Mall and related interests. The borrower is a single purpose entity whose managing member is structured with one independent director. A non-consolidation opinion was delivered at origination. The borrower is 100% owned by CBL and Associates Limited Partnership and CBL and Associates
Management, Inc.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       16

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

     THE PROPERTY. The Oak Park Mall is a 1,562,863 square foot regional mall located in Overland Park, Kansas. The property is approximately 98.9% leased to
175 tenants. The Oak Park Mall is anchored by Dillard's, Nordstrom, JC Penney and Jones Store.

     SIGNIFICANT TENANTS: As of August 1, 2005, the Oak Park Mall was
approximately 98.9% leased by 175 tenants.

     Dillard's, Inc. (NYSE: DDS; rated BB/BB-/B2 by S/F/M) leases 429,469 sq.ft.
(27.5% of the NRA) under leases with 224,402 square feet expiring in December
2011 and 205,067 square feet expiring in January 2012. Dillard's, Inc. pays
$0.09psf in base rent for the 224,402 square feet of space and $0.08psf for the
205,067 square feet in addition to percentage rent and common area maintenance.
Dillard's, Inc. is a large national retail department store chain that sells fashion apparel and home furnishings with annual revenues exceeding $7.8 billion. Dillard's, Inc. has 329 stores in 29 states, located in the Sunbelt and the central U.S.

     Nordstrom, Inc. (NYSE: JWN; rated A-/A-/Baa1 by S/F/M) leases 207,000
sq.ft. (13.2% of the NRA) under a lease expiring in February 2028. Nordstrom does not pay base rent but pays percentage rent and common area maintenance charges. Nordstrom, Inc. is a national luxury fashion specialty retailer, with
155 U.S. stores located in 27 states. Founded in 1901 as a shoe store, today
Nordstrom, Inc. operates 98 Full-Line Stores, 49 Nordstrom Racks, five
Faconnable boutiques, one free-standing shoe store and two clearance stores.
Nordstrom, Inc. also operates 32 Faconnable boutiques in Europe.

     JC Penney (NYSE: JCP; rated BB+/BBB-/Ba1 by S/F/M) leases 201,097 sq.ft.
(12.9% of the NRA) under a lease expiring in March 2027. JC Penney does not pay base rent but pays percentage rent and common area maintenance fees. JC Penney is a large department store, catalog and e-commerce retailer, offering fashion and basic apparel, accessories and home furnishings.

LEASE EXPIRATION SCHEDULE (1)

             # OF LEASES    TOTAL SF   % OF TOTAL SF   CUMULATIVE   CUMULATIVE % OF   AVG. RENT PSF
YEAR           EXPIRING     EXPIRING      EXPIRING      TOTAL SF      SF EXPIRING        EXPIRING
----------   -----------   ---------   -------------   ----------   ---------------   -------------

MTM                3           5,499         0.4%          5,499           0.4%           $37.40
2005               8          12,622         0.8%         18,121           1.2%           $43.48
2006              20          28,989         1.9%         47,110           3.0%           $47.87
2007              20          28,216         1.8%         75,326           4.8%           $59.33
2008              23          99,393         6.4%        174,719          11.2%           $24.37
2009              17          70,688         4.5%        245,407          15.7%           $33.69
2010              14         215,467        13.8%        460,874          29.5%           $ 6.17
2011              11         251,406        16.1%        712,280          45.6%           $ 4.15
2012              14         236,891        15.2%        949,171          60.7%           $ 4.84
2013              16          57,248         3.7%      1,006,419          64.4%           $38.57
2014              18          70,014         4.5%      1,076,433          68.9%           $37.79
THEREAFTER        11         469,921        30.1%      1,546,354          98.9%           $ 3.31
VACANT           NAP          16,509         1.1%      1,562,863         100.0%              NAP
                 ---       ---------       -----                                          ------
TOTAL            175       1,562,863       100.0%                                         $11.87
                 ===       =========       =====                                          ======

(1) The above table represents the rollover at the property through year-end
2014. Years in which there are no lease expirations have been excluded. The information in the table is based on the underwritten rent roll.

     PROPERTY MANAGEMENT. The Oak Park Mall is managed by CBL and Associates
Management, Inc., affiliates of the borrower.

     ADDITIONAL INDEBTEDNESS. The borrower is permitted to incur future unsecured subordinate debt from affiliates of the borrower for various purposes, provided that, among other conditions, (i) a subordination agreement acceptable to lender is delivered; (ii) the proceeds are used for the payment of property-related expenses for capital improvements, tenant improvements or leasing commissions, or for the purchase or leasing of equipment; (iii) the intercompany debt does not exceed 5% of the outstanding principal balance of the
Oak Park Mall Loan.

     GROUND LEASE. The borrower owns both the fee and leasehold interests in the property. The ground lease expires on December 31, 2091 with no renewal options.
The fixed annual ground rent is $1,421,180 with no rent step-ups. The ground lease is subordinate to the mortgage.

     RELEASE OF PARCELS. With lender's prior consent, the borrower may obtain the release of any parcel of land at the property subject to certain conditions set forth in the mortgage loan documents, including among other things (i) the parcel to be released is not occupied by a tenant, and (ii) the rent for the parcel has not formed the basis for the lender's underwriting of the loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       17

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                   MORTGAGE LOAN NO. 2 -- WORLD MARKET CENTER

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       18

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       19

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 -- WORLD MARKET CENTER
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE:                $225,000,000

CUT-OFF DATE BALANCE:            $225,000,000

FIRST PAYMENT DATE:              08/01/2005

INTEREST RATE:                   6.01650%

AMORTIZATION TERM:               Months 1-24: Interest Only

                                 Months 25-120: 315 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   07/01/2015

EXPECTED MATURITY BALANCE:       $191,209,879

SPONSOR:                         The Related Companies, L.P.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 37-payment lockout from the first payment date,
                                 with U.S. Treasury defeasance for the following
                                 82 payments, and open to prepayment without
                                 premium thereafter through the maturity date.

CUT-OFF DATE BALANCE PER SF:     $206.07

UP-FRONT RESERVES:               RE Taxes:        $939,552

                                 Insurance:       $154,889

                                 Replacement:     $18,575

                                 Debt Service:    $1,141,377

                                 Construction:(1) $5,618,941

ONGOING RESERVES:                RE Taxes:        $187,910 / month

                                 Insurance:       $19,361 / month

                                 Replacement:     $18,575 / month

                                 TI/LC:(2)        Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Other

PROPERTY SUB-TYPE:               Design Center

LOCATION:                        Las Vegas, NV

YEAR BUILT/RENOVATED:            2005 / NAP

OCCUPANCY (AS OF):               99.4% (10/11/05)

NET RENTABLE AREA:               1,091,878

THE COLLATERAL:                  A 10-story building serving as a furniture
                                 design center facility with over 200 tenants
                                 located in Las Vegas, Nevada.

OWNERSHIP INTEREST:              Fee

MAJOR TENANTS                      NRA    RENT PSF   LEASE EXPIRATION
------------------------------   ------   --------   ----------------
Cambium Business Group           22,114    $15.23       06/30/2010
Amini Innovation, Corp. (AICO)   21,718    $15.23       06/30/2010
Ashley Furniture Industries      19,474    $14.21       06/30/2008

PROPERTY MANAGEMENT:             WMCV Phase I Management, LLC

U/W NET CASH FLOW:               $23,461,137

APPRAISED VALUE (AS OF):         $359,000,000 (08/04/05)

CUT-OFF DATE LTV RATIO:          62.7%

LTV RATIO AT MATURITY:           53.3%

U/W DSCR:                        1.71x

U/W DSCR POST IO:                1.37x
--------------------------------------------------------------------------------

(1)  The original up-front construction escrow was $23,686,620, however, the escrow balance has been partially released and reduced to the amount above.

(2)  In the related year, borrower deposits the following amounts in twelve equal installments: years 1 and 6: $0; years 2 and 7: $500,000; years 3 and
     8: $1,000,000; years 4 and 9: $1,500,000; years 5 and 10: $2,000,000. After the 5th year, any unused portion will be released to the borrower, and the annual reserve requirements stated above are reduced by 50% of the corresponding designated reserve, provided that the borrower has met the following performance criteria: (i) DSCR (calculated after the IO period)
     is at least 1.35x or better as determined by lender, (ii) the property has a minimum leased level of 95% (iii) 85% of the property is leased to tenants having remaining lease terms not less than 3 years and 10% of the property is leased to tenants having remaining lease terms of not less than
     1 year as evidenced by a tenant estoppel certificate reasonably acceptable to lender, and (iv) rollover expenditures during the previous 5 years have not exceeded $2,500,000 in the aggregate.

THE WORLD MARKET CENTER LOAN.

     THE LOAN. The second largest loan (the "World Market Center Loan") is a
$225,000,000 first mortgage loan secured by the borrower's fee simple interest in the World Market Center located in Las Vegas, Nevada.

     THE BORROWER. The borrower, WMCV Phase 1, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination.
The borrower is sponsored by The Related Companies, L.P. ("Related")

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       20

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

which was founded in 1972. Related is a real estate company principally engaged in the ownership, development, acquisition and management of commercial and residential real estate throughout the United States.

     THE PROPERTY. The World Market Center is a 1,091,878 square foot, 10-story home furniture and furnishing accessories showroom and design center located in
Las Vegas, Nevada. The World Market Center was built in 2005 and is the first of eight buildings to be completed within the World Market Development. The World
Market Development is planned to comprise 12,000,000 square feet of permanent showroom space on 57 contiguous acres, serving as the hub for a semi-annual furniture and design convention/exhibition called Las Vegas Market ("Market")
and as a year-round facility for tenants to use showrooms as desired.

     SIGNIFICANT TENANTS: As of October 11, 2005, the World Market Center was
approximately 99.4% leased by over 200 tenants.

     Cambiam Business Group leases 22,114 sq.ft. (2.0% of the NRA) under leases for $15.23psf expiring in June 2010. Based in Chicago, IL, Cambiam Business
Group sells handcrafted furniture, kitchen cabinetry and home accessories.

     Amini Innovation, Corp. leases 21,718 sq.ft. (2.0% of the NRA) under a lease for $15.23psf expiring in June 2010. Amini Innovation, Corp. is headquartered in Southern California and sells home furnishing products for the bedroom and dining room.

     Ashley Furniture Industries leases 19,474 sq.ft. (1.8% of the NRA) under a lease for $14.21psf expiring in June 2008. Founded by Carlyle Weinberger in 1945 and headquartered in Arcadia, WI, Ashley Furniture Industries is a furniture manufacturer selling several combinations of furniture for living rooms, dining rooms, and bedrooms through 100 franchised Ashley Furniture Home Stores in the
U.S., Canada and Japan.

LEASE EXPIRATION SCHEDULE (1)

         # OF LEASES   TOTAL SF    % OF TOTAL SF                                                       AVERAGE RENT PSF
YEAR      EXPIRING     EXPIRING      EXPIRING      CUMULATIVE TOTAL SF   CUMULATIVE % OF SF EXPIRING       EXPIRING
------   -----------   ---------   -------------   -------------------   ---------------------------   ----------------

2007           1           9,364        0.9%               9,364                     0.9%                  $18.27
2008          23         140,268       12.8%             149,632                    13.7%                  $18.37
2010         207         929,511       85.1%           1,079,143                    98.8%                  $21.45
2015           1           6,168        0.6%           1,085,311                    99.4%                  $22.33
VACANT       NAP           6,567        0.6%           1,091,878                   100.0%                     NAP
             ---       ---------      -----                                                                ------
TOTAL        232       1,091,878      100.0%                                                               $21.03
             ===       =========      =====                                                                ======

(1) The above table represents the rollover at the property through year-end
2015. Years in which there are no lease expirations have been excluded. The information in the table is based on the underwritten rent roll.

     PROPERTY MANAGEMENT. The property is managed by WMCV Phase I Management,
LLC, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. There is no existing mezzanine debt. Future mezzanine debt is permitted subject to, among other things, a maximum combined loan to value ratio of 62.7%, a minimum combined debt service coverage ratio (as calculated after the IO period) of 1.36x and rating agency confirmation of no downgrade of the ratings on the certificates.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       21

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                Mortgage Loan No. 3 -- Oasis Net Leased Portfolio

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       22

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       23

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                MORTGAGE LOAN NO. 3 -- OASIS NET LEASED PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          WFB

LOAN PURPOSE:                  Acquisition

ORIGINAL BALANCE:              $120,000,000

CUT-OFF DATE BALANCE:          $120,000,000

FIRST PAYMENT DATE:            01/05/2006

INTEREST RATE:                 5.7700%

AMORTIZATION TERM:             Months 1-24: Interest Only

                               Months 25-120: 360 months

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 12/05/2015

EXPECTED MATURITY BALANCE:     $105,986,903

SPONSOR:                       Raymond C. Lee

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from the first payment date,
                               with U.S. Treasury defeasance for the following
                               94 payments, and open to prepayment without
                               premium thereafter through maturity.

CUT-OFF DATE BALANCE PER SF:   $150.66

UP-FRONT RESERVES:             RE Taxes:        $114,239

                               Insurance:       $23,399

                               Environmental:   $5,000

                               TI/LC:           $1,500,000

ONGOING RESERVES:              RE Taxes:        $57,120 / month

                               Insurance:       $11,699 / month

                               Replacement:     $11,333 / month

                               TI/LC:(1)        $44,416 / month

LOCKBOX:                       Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                 NAP

SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      See Table Below

YEAR BUILT/RENOVATED:          Various

PERCENT LEASED (AS OF):        100% (10/01/05)

NET RENTABLE AREA:             796,507

THE COLLATERAL:                10 Class A and B office buildings located in
                               Massachusetts and Nevada.

OWNERSHIP INTEREST:            Fee

MAJOR TENANTS                    NRA     RENT PSF   LEASE EXPIRATION
-------------                  -------   --------   ----------------
Wells Fargo Bank               213,144    $17.64       11/30/2011
Sybase, Inc.                   166,912    $26.37       10/31/2012
Baystate Gas Company            88,000    $12.75       6/30/2012

PROPERTY MANAGEMENT:           Wight & Company, Incorporated

U/W NET CASH FLOW:             $10,168,746

APPRAISED VALUE (AS OF):       $167,250,000 (Various)

CUT-OFF DATE LTV RATIO:        71.7%

LTV RATIO AT MATURITY:         63.4%

U/W DSCR:                      1.45x

U/W DSCR POST IO:              1.21x
--------------------------------------------------------------------------------

(1)  If the tenant Baystate Gas does not exercise its renewal option in 2012, the borrower will be required to fund an additional reserve between July
     2011 and June 2012, in the amount of $15psf for each square foot not extended by Baystate Gas. Additionally, if the tenant Welch's Food exercises its termination option in February 2010, the tenant is required to pay a termination fee of $812,176. These funds are required to be deposited with lender and used solely for TI/LC's relating to this space.
     Beginning in November 2012, the general TI/LC reserve will be capped at
     $2,500,000 until loan maturity.

THE OASIS NET LEASED PORTFOLIO LOAN.

     THE LOAN. The third largest loan (the "Oasis Net Leased Portfolio Loan") is a $120,000,000 first mortgage loan secured by the borrower's fee simple interest in ten suburban office buildings located in Massachusetts and Nevada.

     THE BORROWER. The borrowers consist of 10 separate single purpose entities that are controlled by the sponsor, Raymond C. Lee. Each borrower owns no material assets other than the related property and related interests. The borrowers are structured with an independent director. A non-consolidation opinion was delivered at origination. Mr. Lee reports a net worth in excess of
$64 million.

     THE PROPERTIES. The collateral consists of 10 cross-collateralized suburban office buildings totaling approximately 796,507 net rentable square feet. Nine of the properties are located in various suburbs of Boston, MA and one is located in Las Vegas, NV. The portfolio is 100% leased as of October 1, 2005.
Nine out of the ten properties are leased to single tenants including three properties leased to various investment grade-rated tenants.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       24

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

     More specific information about each property is set forth in the table below:

                                                YEAR BUILT/                                              "AS-IS"
          PROPERTY                LOCATION      RENOVATED       NRSF    OCCUPANCY(1)     U/W NCF     APPRAISED VALUE
---------------------------   ---------------   -----------   -------   ------------   -----------   ---------------

2 Concord Farms               Concord, MA        2001 / NAP    58,800       100%       $   909,411     $ 19,250,000
3 Concord Farms               Concord, MA       1982 / 1992    68,077       100%       $   911,712     $ 13,900,000
4 Concord Farms               Concord, MA        1985 / NAP    62,062       100%       $   810,755     $ 16,200,000
5 Concord Farms               Concord, MA        1980 / NAP    44,600       100%       $   596,245     $ 11,700,000
6 Concord Farms               Concord, MA        1986 / NAP    60,250       100%       $   804,188     $ 15,700,000
300 Friberg Parkway           Westborough, MA   1983 / 1989    88,000       100%       $   811,726     $ 12,800,000
355 Wood Road                 Braintree, MA      1987 / NAP    43,708       100%       $   400,656     $  6,600,000
101 Philip Drive              Norwell, MA       1986 / 1994    32,500       100%       $   319,274     $  5,000,000
1022 Hingham Street           Rockland, MA      1986 / 1993   125,366       100%       $ 1,244,276     $ 17,100,000
3300-3380 W. Sahara           Las Vegas, NV      1986 / NAP   213,144       100%       $ 3,210,502     $ 49,000,000
TOTAL PORTFOLIO / WTD. AVG.                                   796,507       100%       $10,168,746*    $167,250,000

*    Please note that the underwritten net cash flow on a portfolio basis includes a $150,000 credit for the upfront TI/LC reserve of $1,500,000.

     SIGNIFICANT TENANTS: As of October 1, 2005, the portfolio was 100% leased by 8 tenants.

     Wells Fargo Bank, a subsidiary of Wells Fargo & Co. (NYSE: WFC; rated
AA-/AA/Aaa by S/F/M) leases 213,144 sq.ft. (26.8% of the NRA) under a lease for
$17.64psf expiring in November 2011. Wells Fargo Bank is the fifth largest U.S.
bank, with approximately $435 billion in assets. Wells Fargo Bank provides banking, insurance, investments, mortgage and consumer finance through more than
6,000 branches worldwide.

     Sybase, Inc. leases 166,912 sq.ft. (21.0% of the NRA) under a lease for
$26.37psf expiring in October 2012. Sybase, Inc. is a large global enterprise software provider that develops innovative database technologies for managing information and data across software and hardware platforms. Sybase, Inc.
customers include 95 of the Fortune 100 Companies.

     Baystate Gas Company leases 88,000 sq.ft. (11.0% of the NRA) under a lease for $12.75psf expiring in June 2012. Baystate Gas Company is an energy services company serving more than 300,000 natural gas customers in Massachusetts, New
Hampshire and Maine. The company is a wholly-owned subsidiary of NiSource Inc.
(rated BBB/BBB/NR by S/F/M) based in Merrillville, IN. NiSource Inc. is a
Fortune 500 holding company, engaging in natural gas transmission, storage and distribution, as well as electric generation, transmission and distribution from the Gulf Coast through the Midwest to New England.

LEASE EXPIRATION SCHEDULE (1)

         # OF LEASES   TOTAL SF   % OF TOTAL SF   CUMULATIVE   CUMULATIVE % OF   AVERAGE RENT PSF
 YEAR     EXPIRING     EXPIRING      EXPIRING      TOTAL SF      SF EXPIRING         EXPIRING
------   -----------   --------   -------------   ----------   ---------------   ----------------

2006           1         79,800        10.0%         79,800          10.0%            $17.00
2007           1         43,708         5.5%        123,508          15.5%            $12.00
2008           1         45,566         5.7%        169,074          21.2%            $11.75
2009           1         32,500         4.1%        201,574          25.3%            $12.75
2010           1         68,077         8.5%        269,651          33.9%            $16.74
2011           1        213,144        26.8%        482,795          60.6%            $17.64
2012           4        254,912        32.0%        737,707          92.6%            $15.27
2013           1         58,800         7.4%        796,507         100.0%            $19.50
VACANT       NAP              0         0.0%        796,507         100.0%               NAP
             ---        -------       -----                                           ------
TOTAL         11        796,507       100.0%                                          $19.17
             ===        =======       =====                                           ======

(1)  The above table represents the rollover at the property through year-end
     2013. Years in which there are no lease expirations have been excluded. The information in the table is based on the underwritten rent roll.

     PROPERTY MANAGEMENT. The property is managed by Wight & Company,
Incorporated, a third-party property manager.

     ADDITIONAL INDEBTEDNESS. There is no existing mezzanine debt. Future mezzanine debt is permitted, subject to satisfaction of certain conditions set forth in the mortgage loan documents, including, among others, an aggregate combined loan-to-value ratio not to exceed 85% and a combined debt service coverage ratio to be equal to or greater than 1.07x. Alternatively, the borrower may issue preferred equity interests under analogous terms and conditions.

     GROUND LEASE. None.

     RELEASE OF PROPERTIES. The borrower is permitted to obtain a release of individual properties subject to certain conditions set forth in the mortgage loan documents, including, among others, defeasance of an amount equal to 125%
of the allocated loan amount. In addition, the remaining collateral must have a debt service coverage ratio equal to or greater than 1.20x and a loan-to-value ratio equal to or less than 72.0%.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       25

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                 MORTGAGE LOAN NO. 4 -- THE WESTIN COPLEY PLACE

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       26

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       27

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 4 -- THE WESTIN COPLEY PLACE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               WFB

LOAN PURPOSE:                       Acquisition

ORIGINAL BALANCE:(1)                $105,000,000

CUT-OFF DATE BALANCE:(1)            $105,000,000

FIRST PAYMENT DATE:                 10/01/2005

INTEREST RATE:                      5.28000%

AMORTIZATION TERM:                  Interest Only

ARD:                                Yes

ANTICIPATED REPAYMENT DATE:         09/01/2015

MATURITY DATE:                      09/01/2035

EXPECTED ARD BALANCE:(1)            $105,000,000

SPONSOR:                            LaSalle Hotel Properties, Inc.

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    27-payment lockout from the first payment
                                    date, with U.S. Treasury defeasance for the
                                    following 89 payments, and open to
                                    prepayment without premium thereafter
                                    through the maturity date.

CUT-OFF DATE BALANCE PER ROOM:(1)   $261,519

UP-FRONT RESERVES:                  RE Tax:            $684,877

                                    FF&E:              $931,344

                                    Debt Service:      $924,000

ONGOING RESERVES:                   RE Tax:            $342,439 / month

                                    Insurance:(2)      Springing

                                    FF&E:(3)           4% of Revenues / quarter

                                    Flag:(4)           Springing

                                    Amortization:(5)   Springing
LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                      NAP

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Hospitality

PROPERTY SUB-TYPE:                  Full Service

LOCATION:                           Boston, MA

YEAR BUILT/RENOVATED:               1983 / 1999-2004

OCCUPANCY (AS OF):                  76.7% (T-12 - 07/31/05)

ADR (AS OF):                        $220.08 (T-12 - 07/31/05)

REVPAR (AS OF):                     $168.74 (T-12 - 07/31/05)

ROOMS:                              803

THE COLLATERAL:                     A 38-story, 803-room, full-service hotel
                                    located in Boston, Massachusetts.

OWNERSHIP INTEREST:                 Leasehold

PROPERTY MANAGEMENT:                Westin Management Company East

U/W NET CASH FLOW:                  $23,352,944

APPRAISED VALUE (AS OF):            $325,000,000 (07/28/05)

CUT-OFF DATE LTV RATIO:(1)          64.6%

LTV RATIO AT ARD:(1)                64.6%

U/W DSCR:(1)                        2.08x

U/W DSCR POST IO:(1)                NAP
--------------------------------------------------------------------------------

(1)  The subject $105,000,000 loan represents a 50% pari passu portion of the
     $210,000,000 mortgage loan. All LTV, DSCR and Loan per Room numbers in this table are based on the total $210,000,000 financing.

(2)  Borrower is not required to make insurance deposits so long as there is an approved blanket policy for general liability and property insurance in place, the loan is not in default and evidence of insurance payments are provided to lender.

(3)  A quarterly deposit equal to 4% of gross revenues less the sum of (i) any
     FF&E expenditures incurred and paid for by borrower and not reimbursed pursuant to the loan documents, (ii) any carry forward credit amounts as described in the loan documents, and (iii) any amounts collected by manager in respect of FF&E pursuant to the management agreement. An example of the calculation is attached to the promissory note.

(4)  Borrower is not required to make flag deposits unless and until the earlier of every March 31, June 30, September 30 and December 31 of each calendar loan year, commencing December 31, 2005, and the following events occur:
     (i) the property is no longer operated and branded as (A) a "Westin" hotel or (B) an approved hotel flag (as defined in the mortgage); (ii) the debt service coverage ratio has decreased 20% or more from the debt service coverage ratio of the calendar quarter immediately prior to the date the property ceased being operated and branded as a "Westin" hotel or an approved hotel flag; and (iii) the annual cash flow for the property is less then $22,000,0000.

(5)  All excess cash flow will be deposited unless and until the earlier of the following events occurs: (i) the loan has not been paid in full on the anticipated repayment date; (ii) any time during the period commencing on the first Due Date through the Due Date that is one month prior to the seventh anniversary of the first Due Date, the debt service coverage ratio is less then 1.55x; (iii) any time during the period commencing on the seventh anniversary of the first Due Date through the Due Date that is one month prior to the ninth anniversary of the first Due Date, the debt service coverage ratio is less then 1.85x; or (iv) any time during the period commencing on the ninth anniversary of the first Due Date through and including the anticipated repayment date, the debt service coverage ratio is less then 1.95x.

THE WESTIN COPLEY PLACE LOAN.

     THE LOAN. The fourth largest loan (the "Westin Copley Place Loan") is evidenced by one of two pari passu promissory notes and is secured by a single first priority leasehold mortgage on the Westin Copley Place hotel located in
Boston, Massachusetts.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       28

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

The first mortgage loan was originated on August 30, 2005 by Wells Fargo Bank
N.A., and was split into two equal portion A-1 and A-2 pari passu notes. Note
A-2 will be included in the BSCMSI 2005-PWR10 trust. Note A-1 has been included in the REMIC trust known as BSCMSI 2005-TOP20, and has the same interest rate, maturity date and amortization term as the Westin Copley Place Loan Note A-2.

     THE BORROWER. The borrower, LHO Backstreets, L.L.C., is a single purpose entity that owns no material assets other than the Westin Copley Place and related interests. The borrower is single member limited liability company structured with an independent director. A non-consolidation opinion was delivered at origination. The guarantor is LaSalle Hotel Operating Partnership,
L.P. (the "LaSalle OP"), whereby LaSalle Hotel Properties ("LaSalle"; NYSE:
LHO), the sponsor, is the sole general partner of the LaSalle OP owning a 97.7%
interest and other various investors hold the remaining 2.3%. The LaSalle OP holds substantially all of LaSalle's assets and conducts all of LaSalle's operations. LaSalle is a Maryland-based real estate investment trust ("REIT")
that owns approximately 23 hotels consisting of 7,600 guest rooms throughout the
United States. LaSalle's hotels are operated under a number of flags, including
West Hotels and Resorts, Sheraton, Crestline, Hyatt, Benchmark, White Lodging,
Sandcastle, Davidson and Kimpton.

     THE PROPERTY. The Westin Copley Place is a Westin flagged, 38-story,
803-room full-service hotel located in Boston, Massachusetts. The property was built in 1983, renovated between 1999 and 2004, and features a fully equipped health club with a heated indoor swimming pool, spa and salon services, as well as approximately 57,000 square feet of function space, including two major ballrooms, five restaurants and a business center. The property is located in the historic "Back Bay" area of Boston in Massachusetts on a parcel bounded by
Huntington Avenue, Dartmouth Street and Stuart Street. The property is part of the Copley Place complex and is connected by sky bridges to the Copley Place,
Marriott Copley Place, Prudential Center, Hynes Convention Center, Sheraton
Boston and 111 Huntington Avenue, an office development. Interstate 90 (I-90), which passes directly below the property, and Interstate 93 (I-93) provides access to the property and its surrounding neighborhood. I-90 provides access to all points west of Boston, while I-93 is the major north-south roadway in
Boston. The property is approximately 5 miles from Logan International Airport.
During 1999 - 2004, approximately $40.0 million, or $49,813 per key, was spent in capital improvements on the property. The property is constructed on air rights above Interstate 90, with the Massachusetts Turnpike Authority (MTA) as the owner of the underlying interstate and the air rights. All rents under the ground lease have been prepaid. The lease provides that the MTA cannot terminate the lease or evict the tenant or leasehold mortgagee in possession under any circumstances. The ground lease expires December 14, 2077.

--------------------------------------------------------------------------------------------------------
                         SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)
--------------------------------------------------------------------------------------------------------
                     COMPETITIVE SET             THE WESTIN COPLEY PLACE          PENETRATION FACTOR
              -----------------------------   -----------------------------   --------------------------
    YEAR      OCCUPANCY     ADR      REVPAR   OCCUPANCY     ADR      REVPAR   OCCUPANCY    ADR    REVPAR
-----------   ---------   -------   -------   ---------   -------   -------   ---------   -----   ------

    2002        71.1%     $181.90   $129.26     74.4%     $206.97   $153.95     104.6%    113.8%   119.1%
    2003        71.1%     $173.76   $123.47     72.6%     $200.47   $145.54     102.1%    115.4%   117.9%
    2004        73.9%     $188.06   $139.04     76.5%     $219.00   $167.48     103.5%    116.5%   120.5%
T-12 6/2005     74.6%     $191.72   $143.03     76.2%     $224.53   $171.06     102.1%    117.1%   119.6%

(1)  The above table is based on data provided by STR Reports.

     PROPERTY MANAGEMENT. The property is managed by Westin Management Company
East ("Westin"), an affiliate of Starwood Hotels and Resorts Worldwide, Inc.
("Starwood"). Starwood (NYSE: HOT; rated BB+/BB+/Ba1 by S/F/M) is a hospitality company with 750 hotels in the United States and 80 other countries. Starwood has approximately 120,000 employees as of year-end 2004 and is headquartered in
White Plains, New York.

     ADDITIONAL INDEBTEDNESS. The loan documents provide a constituent party or parties of borrower (other than any such constituent party which is required to be a single purpose, bankruptcy remote entity pursuant to the mortgage loan documents) are permitted to incur mezzanine financing secured by a pledge of
100% of the direct or indirect equity ownership interest in borrower; provided borrower obtains lender's approval, which shall be at lender's sole discretion, and, if requested by lender, rating agency confirmation of no downgrade of the ratings on the certificates.

     GROUND LEASE. The Westin Copley Place is encumbered by a ground lease that expires December 14, 2077. Fixed rent payments of $1.00 per annum are due through the end of the term. Annual ground lease payments have been prepaid through the ground lease expiration date. The ground lessor is the Massachusetts
Turnpike Authority, which operates the Massachusetts Turnpike (MassPike), including 138 miles of highway as well as the Ted Williams Tunnel beneath Boston
Harbor.

     RELEASE OF PARCELS. Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       29

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                       MORTGAGE LOAN NO. 5 -- CROCKER PARK

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       30

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       31

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                       MORTGAGE LOAN NO. 5 -- CROCKER PARK

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            PMCF

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE:                $100,000,000

CUT-OFF DATE BALANCE:            $100,000,000

FIRST PAYMENT DATE:              01/05/2006

INTEREST RATE:                   5.72000%

AMORTIZATION TERM:               Months 1-24: Interest Only

                                 Months 25-120: 360 months

ARD:                             Yes

ANTICIPATED REPAYMENT DATE:      12/05/2015

MATURITY DATE:                   12/05/2028

EXPECTED ARD BALANCE:            $88,220,715

SPONSORS:                        Robert L. Stark and Morry Weiss

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 25-payment lockout from the first payment date,
                                 defeasance for the following 91 payments, and
                                 open to prepayment without premium thereafter
                                 until the maturity date.

CUT-OFF DATE BALANCE PER SF:     $161.60

UP-FRONT RESERVES:               RE Taxes:                  $511,000

                                 Insurance:                 $117,750

                                 TI/LC:                     $2,070,234

                                 Other:(1, 2, 3, 4, 5, 6)   See Footnotes

ONGOING RESERVES:                RE Taxes:(7)               $600,000 / month

                                 Insurance:                 $13,083 / month

                                 Replacement:               $8,916 / month

                                 TI/LC:(8)                  $30,000 / month

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Mixed Use

PROPERTY SUB-TYPE:               Retail / Office / Multifamily

LOCATION:                        Westlake, OH

YEAR BUILT/RENOVATED:            2005 / NAP

PERCENT LEASED (AS OF):(9)       77.4% (11/15/05)

NET RENTABLE AREA:               618,817

THE COLLATERAL:                  A mixed use project with retail, office and
                                 multifamily components located in Westlake,
                                 Ohio.

OWNERSHIP INTEREST:              Fee. See "Ground Lease/Bond Financings" below.

MAJOR TENANTS                      NRA    RENT PSF   LEASE EXPIRATION
-------------                    ------   --------   ----------------
Dick's Sporting Goods            75,000    $15.85       01/31/2025
Barnes & Noble #2155             28,684    $17.43       03/31/2015
Regal Cinemas Crocker(10)        24,442    $24.08       04/30/2020

PROPERTY MANAGEMENT:             Stark Enterprises, Comet Management Services,
                                 Inc.

U/W NET CASH FLOW:               $8,499,742

APPRAISED VALUE (AS OF): (11)    $125,300,000 (06/20/05)

CUT-OFF DATE LTV RATIO: (11)     79.8%

LTV RATIO AT ARD: (11)           70.4%

U/W DSCR:                        1.47x

U/W DSCR POST IO:                1.22x
--------------------------------------------------------------------------------

(1)  The borrower posted a $22,000,000 letter of credit ("LOC") at origination to be held as additional security for the loan. The LOC may be released subject to satisfaction of certain conditions including: (i) the property achieves a minimum debt service coverage ratio both at the time the release is requested and at the time the release occurs of 1.20x (based upon a
     30-year amortization schedule); (ii) a specified underwritten net cash flow is achieved; and (iii) specified leasing parameters have been met. The amount of the LOC may be reduced quarterly provided that after giving effect to such reduction, the property achieves a minimum debt service coverage ratio of 1.20x and specified leasing parameters have been met.

(2)  A reserve of $2,326,674 was collected that is equal to four months of debt service payments. An amount equal to three months of debt service
     (approximately $1,745,000) will be released to the borrower from this reserve when the property achieves a debt service coverage ratio of at least 1.10x (based upon a 30-year amortization schedule) for a period of three consecutive months. The remaining balance in such reserve will be released to the borrower when the property achieves a debt service coverage ratio of at least 1.20x (based upon a 30-year amortization schedule) for a period of three consecutive months.

(3)  A reserve of $2,643,153 was collected that is equal to the January 2006 semi-annual bond payment due from the borrower and Crocker Park, LLC relating to the bonds issued to finance the cost of the infrastructure at the Crocker Center and, the public improvements at the Crocker Center including the public parking garages, street widening and related improvements. Semi-annual payments are due in January and July of each year. See "Ground Lease/Bond Financings" below.

(4)  A reserve of $145,688 was collected for retail tenants at the property that have executed leases but are not currently in occupancy.

(5)  A reserve of $370,948 was collected that consists of (i) approximately
     $73,288 to cover the monthly rental payments for a period extending from origination until tenant Morgan Stanley takes occupancy and begins paying rent to the borrower and (ii) $297,660 relating to Morgan Stanley's tenant allowance from the borrower.

(6)  A reserve of $586,960 was collected to bring three retail suites located on
     Crocker Park Boulevard to "vanilla box" condition in anticipation of future tenant-specific improvements.

(7)  A reserve of $600,000 will be collected monthly to cover both future real estate tax payments and semi annual bond payments. See "Ground Lease/Bond
     Financings" below.

(8)  Capped at $1,000,000.

(9)  According to the rent rolls provided by the borrower, the retail component is currently 98.97% leased, the office component is currently 10.72% leased and, excluding the master lease, the multifamily component is currently
     56.96% leased.

(10) Regal Cinemas Crocker pays annual rent to the borrower of approximately
     $1,512,000. The tenant leases 24,442 sq.ft. under a lease with the borrower expiring April 30, 2020. The tenant is occupying an additional 38,360
     sq.ft. of theater space in an adjacent shopping center, The Promenade of
     Westlake, with a skywalk connecting the two spaces. The tenant pays rent to the borrower on the entire 62,802 square feet it occupies but a portion of the rent attributable to these premises is passed through to The Promenade of Westlake owner under its lease with the borrower. The rent per sq.ft. is calculated on a weighted average of the square footage that is included in the collateral.

(11) The Cut-off Date LTV Ratio and the LTV Ratio at ARD are based on the
     "As-Is" value of $125,300,000. The appraiser also concluded that the
     "As-Stabilized" value of the property would be $131,900,000 as of June 20,
     2008.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       32

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

THE CROCKER PARK LOAN.

     THE LOAN. The fifth largest loan (the "Crocker Park Loan") is a
$100,000,000 first mortgage loan secured by the Crocker Park Borrower's leasehold interests and the ground lessor's fee interest in a mixed use retail/office/multifamily project located in Westlake, Ohio (the "Crocker Park
Property").

     THE BORROWER. The borrower, Crocker Park Delaware LLC (the "Crocker Park
Borrower"), is a single purpose entity that owns no material assets other than the mortgaged property and related interests, which include ownership interests in a subsidiary, Crocker Park Bondco LLC ("Crocker Park Sub"), which is a single purpose entity that owns no material asset other than the Construction Bonds described below under "Ground Lease/Bond Financings." The borrower's managing member has an independent director, and a non-consolidation opinion was delivered at origination. The sponsors are Robert L. Stark and Morry Weiss.
Robert L. Stark is the President and CEO of Robert L. Stark Enterprises Inc., a
real estate investment development and management firm. Morry Weiss is the former Chief Executive Officer of American Greetings (NYSE: AM), an
international manufacturer of social expression products, which reported total revenue of approximately $2 billion for the 12 months ending February 2005.

     THE PROPERTY. The Crocker Park Property is a mixed use
retail/office/multifamily project consisting of 13 buildings (with two to three floors each) located on Crocker Road near the interchange to Interstate 90 in
Westlake, Ohio, approximately 10 miles from downtown Cleveland. The Crocker Park
Property constitutes a portion of Crocker Center (the "Crocker Center"), the remainder of which is owned by a borrower affiliate. The Crocker Center includes four public parking garages, four surface parking lots and 70 on-street parking spaces on the four primary roads through the Crocker Center, that collectively provide approximately 2,978 parking spaces. The Crocker Park Property was completed in 2005 and consists of approximately 618,871 net rentable square feet including: 393,468 square feet of retail space (63.6% of the NRA), 84,167 square feet of office space (13.6% of the NRA) and 158 multifamily units totaling
141,182 square feet (22.8% of the NRA). The retail component of the Crocker Park
Property is currently 99% leased to more than 50 tenants. The office component is currently 10.7% leased. The Crocker Park Property also includes 158 luxury residential units, comprising 83 one-bedroom units, 23 one-bedroom units and den units, 40 two-bedroom units and 12 two or three-bedroom corner units. The residential units include amenities such as a washer/dryer, concierge service, high speed internet access, a fitness center and a 24-hour business center.
Excluding the master lease described below, 90 units are currently leased. The entire multifamily portion of the Crocker Park Property has been master leased by CP MF, LLC, an affiliate of the Crocker Park Borrower ("CPMF"). The master lease is subordinate to the mortgage and the master lessee is obligated to pay to the Crocker Park Borrower the gross receipts from the multifamily portion of the Crocker Park Property less any related expenses. Such expenses are subject to approval by the Crocker Park Borrower and, to the extent the lender would otherwise approve expenses for the rest of the Crocker Park Property, by the lender.

     The Crocker Park Borrower is permitted, without lender's consent, to expand the existing multifamily component of the Crocker Park Property by constructing
(or ground leasing to a third-party who constructs) additional multifamily improvements on parcels to be created above the existing improvements. Such parcels and improvements thereon may become collateral for the Crocker Park Loan or, as discussed further below, may be released and upon release would not constiture additional collateral for the Crocker Park Loan. See "Right to Add
Additional Collateral" and "Release of Parcels" below.

     SIGNIFICANT TENANTS: As of November 15, 2005, the Crocker Park Property was
approximately 77.4% leased (excluding the master lease described below).

     Dick's Sporting Goods ("Dick's") leases 75,000 sq.ft. (12.1% of the total
NRA and 19.1% of the retail component) under a lease for $15.85psf expiring
January 31, 2025. Dick's is a sporting goods retailer offering an assortment of brand name sporting goods equipment, apparel and footwear in a specialty store environment. Dick's currently operates approximately 145 stores in 26 states throughout the eastern United States.

     Barnes & Noble #2155 ("Barnes & Noble") leases 28,684 sq.ft. (4.6% of the
NRA and 7.3% of the retail component) under a lease for $17.43psf expiring March
31, 2015. Barnes & Noble employs 40,000 employees in approximately 800 stores in
49 states under the Barnes & Noble and B. Dalton names.

     Regal Cinemas Crocker ("Regal Cinemas") leases 24,442 sq.ft. (4.0% of the
NRA and 6.2% of the retail component) under a lease for $61.86psf expiring April
30, 2020. Regal Cinemas also occupies 38,360 sq.ft. of theater space (the
"Promenade Premises") in the adjacent shopping center, The Promenade of
Westlake, with a skywalk connecting the two spaces. The Crocker Park Borrower has a leasehold interest in the 24,442 square feet (through a ground lease from the Toledo-Lucas County Port Authority) and a leasehold interest in the
Promenade Premises (through a lease from the owner of The Promenade of
Westlake). Regal Cinemas pays rent to the Crocker Park Borrower on the entire
62,802 square feet it occupies but a portion of the rent

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       33

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

attributable to the Promenade Premises is passed through to the owner of The
Promenade of Westlake under its lease with the Crocker Park Borrower. Regal
Cinemas is a wholly owned subsidiary of Regal Entertainment Group (NYSE: RGC), a large national motion picture exhibitor in the U.S.

LEASE EXPIRATION SCHEDULE (1)

             # OF LEASES   TOTAL SF   % OF TOTAL SF   CUMULATIVE   CUMULATIVE % OF SF   AVERAGE RENT PSF
   YEAR        EXPIRING    EXPIRING      EXPIRING      TOTAL SF         EXPIRING            EXPIRING
----------   -----------   --------   -------------   ----------   ------------------   ----------------

2009               3          7,905         1.7%          7,905            1.7%              $40.09
2010               5         22,995         4.8%         30,900            6.5%              $23.16
2011               4          5,486         1.1%         36,386            7.6%              $36.87
2014               9         57,239        12.0%         93,625           19.6%              $27.57
2015              19        135,794        28.4%        229,419           48.0%              $26.81
THEREAFTER        23        168,997        35.3%        398,416           83.3%              $27.01
VACANT           NAP         79,802        16.7%        478,218          100.0%                 NAP
                 ---        -------       -----                                              ------
TOTAL             63        478,218       100.0%                                             $27.19
                 ===        =======       =====                                              ======

(1) The above table represents the rollover at the property for the retail and office tenants only through year-end 2015. Years in which there are no lease expirations have been excluded. The information in the table is based on the underwritten rent roll.

     PROPERTY MANAGEMENT. The retail and office components of the Crocker Park
Property are managed by Stark Enterprises, and the multifamily component is managed by Comet Management Services, Inc. Both Stark Enterprises and Comet
Management Services, Inc. are affiliated with the Crocker Park Borrower.

     ADDITIONAL INDEBTEDNESS. There exists a $15,250,000 mezzanine loan from The
Prudential Insurance Company of America to CD Westlake, LLC secured by its ownership interest in Crocker Park LLC (the "Developer"), the sole member of the
Crocker Park Borrower and the previous owner of the Crocker Park Property. CD
Westlake, LLC holds a 50% non-controlling interest in the Developer. The lender entered into an agreement with the mezzanine lender that, among other things, provides the mezzanine lender certain rights to cure defaults by the Crocker
Park Borrower and with a right to purchase the Crocker Park Loan under certain circumstances. For more information, see "Description of the Mortgage
Pool--Certain Characteristics of the Mortgage Pool-- Pari Passu, Subordinate and
Other Financing--Other Property-Secured Financing and Mezzanine and Similar
Financing" in the prospectus supplement.

     In addition, members of the Developer are permitted to incur additional mezzanine debt secured by a pledge of their respective membership interests, subject to certain conditions, including the following: (i) review and approval by the lender of the terms and conditions of any proposed mezzanine loan, including the identity of the proposed mezzanine lender, the amount of the mezzanine loan, and the form and substance of the mezzanine loan documents; (ii)
after giving effect to the proposed mezzanine loan, the minimum combined debt service coverage ratio (based on the Crocker Park Loan, the proposed mezzanine loan and any other outstanding mezzanine loans) must be at least 1.10x; (iii)
after giving effect to the proposed mezzanine loan, the maximum combined loan-to-value (based on the Crocker Park Loan, the proposed mezzanine loan and any other outstanding mezzanine loans) must be no greater than 89%; (iv)
execution of an intercreditor agreement acceptable to the lender; and (v) if required by the lender, rating agency confirmation of no downgrade of the ratings on the certificates.

     GROUND LEASE/BOND FINANCINGS. The lender has both a fee and a leasehold mortgage on Crocker Park (other than with respect to the Promenade Premises, as to which the lender has a leasehold mortgage). In connection with construction of the Crocker Center, the Crocker Park Borrower entered into a sale-leaseback arrangement with the Toledo-Lucas County Port Authority (the "Port Authority")
which issued taxable bonds to finance development of the Crocker Park Property in the original amount of $86,000,000 (the "Construction Bonds"). In consideration for the lender undertaking to make the Crocker Park Loan, the Port
Authority has subjected its fee interest to a mortgage in favor of the lender. A portion of the loan proceeds from the Crocker Park Loan have been contributed by the Crocker Park Borrower to Crocker Park Sub to acquire the Construction Bonds.
Crocker Park Sub has pledged all of its rights in, and delivered possession of the Construction Bonds to the lender. The Crocker Park Borrower has an option to acquire the fee from the Port Authority commencing January 1, 2010 for a purchase price of $100 plus a discharge of the Construction Bonds. The Crocker
Park Borrower is obligated under the loan documents to exercise such option.

     In addition, the Port Authority issued $76,175,000 in Special Assessment
Revenue Bonds (the "Port Authority Infrastructure Bonds") to finance the construction of infrastructure within the Crocker Center including 4 public parking garages and off-street parking spaces that are not part of the collateral. The City of Westlake also issued $7,200,000 in general obligation bonds (together with the Port Authority Infrastructure Bonds, the
"Infrastructure Bonds") to partially pay the costs relating to road widening, landscaping and associated improvements. The Infrastructure Bonds are to be repaid by the Crocker Park Borrower and the Developer through a series of semi-annual special assessments against the retail portion of the Crocker Center
(including the retail

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       34

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

portion of the Crocker Park). A portion of these special assessments are permitted to be passed on to the ground floor retail tenants at the Crocker
Park.

     RELEASE OF PARCELS. The Crocker Park Borrower is permitted to obtain the release of the multifamily component through a partial defeasance subject to certain conditions, including: (i) the principal balance of the defeased portion of the Crocker Park Loan is at least equal to 125% of the allocated loan amount for the multifamily component, (ii) the loan-to-value ratio for the remaining undefeased portion of the Crocker Park Loan and the remaining property is not greater than 80%, (iii) the debt service coverage ratio for the remaining undefeased portion of the Crocker Park Loan is at least 1.20x and (iv) the
Crocker Park Borrower delivers rating agency confirmation of no downgrade of the ratings on the certificates.

     Additionally, certain air rights that are included in the collateral may be released without payment of any release price, or may be leased to third parties. If leased, the air rights are permitted to be improved subject to the satisfaction of certain conditions. The value of these air rights was not included in the appraisal valuation or the underwriting for the Crocker Park
Loan.

     RIGHT TO ADD ADDITIONAL COLLATERAL. To obtain the release or reduction of a
$22,000,000 letter of credit posted at origination, the Crocker Park Borrower will be permitted to add additional collateral located in the Crocker Center to secure the Crocker Park Loan, subject to satisfaction of certain conditions in the mortgage loan documents, including that such collateral must consist of income-producing retail, office or multifamily property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       35

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                    MORTGAGE LOAN NO. 6 -- THE PROMENADE - AZ

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       36

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       37

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                    MORTGAGE LOAN NO. 6 -- THE PROMENADE - AZ

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          WFB

LOAN PURPOSE:                  Acquisition

ORIGINAL BALANCE:              $60,000,000

CUT-OFF DATE BALANCE:          $59,896,217

FIRST PAYMENT DATE:            12/01/2005

INTEREST RATE:                 4.80100%

AMORTIZATION TERM:             300 months

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 11/01/2015

EXPECTED MATURITY BALANCE:     $44,685,888

SPONSOR:                       William S. Levine

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               25-payment lockout from the first payment date,
                               with U.S. Treasury defeasance for the following
                               91 payments, and open to prepayment without
                               premium thereafter through maturity.

CUT-OFF DATE BALANCE PER SF:   $138.10

UP-FRONT RESERVES:             None

ONGOING RESERVES:              RE Tax:(1)        Springing

                               Insurance:(1)     Springing

                               Replacement:(1)   Springing

                               TI/LC:(1)         Springing

LOCKBOX:                       Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING (S/F):(2)        AAA / AA+

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Anchored

LOCATION:                      Scottsdale, AZ

YEAR BUILT/RENOVATED:          1999-2005 / NAP

PERCENT LEASED (AS OF):        97.7% (09/30/05)

NET RENTABLE AREA:             433,707

THE COLLATERAL:                20 single-story buildings serving as an anchored
                               retail center with 64 tenants located in
                               Scottsdale, Arizona.

OWNERSHIP INTEREST:            Fee

MAJOR TENANTS                    NRA    RENT PSF   LEASE EXPIRATION
-------------                  ------   --------   ----------------
Linens 'N Things               34,922    $14.85       01/31/2016
Nordstrom Rack                 34,565    $14.78       10/31/2010
Old Navy                       25,000    $13.44       07/31/2010

PROPERTY MANAGEMENT:           Pederson Group, Inc.

U/W NET CASH FLOW:             $8,545,423

APPRAISED VALUE (AS OF):       $130,000,000 (09/01/05)

CUT-OFF DATE LTV RATIO:        46.1%

LTV RATIO AT MATURITY:         34.4%

U/W DSCR:                      2.07x

U/W DSCR POST IO:              NAP
--------------------------------------------------------------------------------

(1)  Borrower is not required to make monthly RE Tax, Insurance, Replacement, or
     TI/LC deposits unless and until the earlier of the following events occurs:
     (i) the occurrence of a default under the loan; or (ii) the borrower elects to sell, exchange or transfer the property.

(2)  Standard and Poor's Ratings Services and Fitch, Inc. have confirmed that the Promenade - AZ Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA" /
     "AA+", respectively.

THE PROMENADE - AZ LOAN.

     THE LOAN. The sixth largest loan (the "Promenade - AZ Loan") is a
$60,000,000 first mortgage loan secured by the borrower's fee simple interest in the Promenade located in Scottsdale, Arizona.

     THE BORROWER. The borrower, Pacific Promenade LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination.
The borrower is a wholly owned subsidiary of Levine Investments, LP. Levine
Investments, LP, is beneficially owned by William S. Levine, the sponsor and founder of Levine Investments, LP. The sponsor reports a net worth in excess of
$230 million and over 30 years of professional real estate experience.

     THE PROPERTY. Promenade is a 433,707 square foot, 20 building anchored retail center located in Scottsdale, Arizona. The property is 97.7% leased to 64 tenants. The anchor tenants make up 41.4% of the net rentable area and 26.1% of the total contract rent of the property. Of the 64 tenants at the property, 27 tenants are national businesses, of which 5 are investment grade-rated tenants
(Nordstrom, Old Navy (Gap), Bank of America, Verizon Wireless (Cellco) and
United Parcel Service). In addition, the property is part of a larger power center, which is not part of collateral, and benefits from the tenants in proximity including a 133,120 square foot Great Indoors, and a 163,268 square foot Lowe's home improvement stores. The property is located on the

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       38

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

southeast corner of Frank Lloyd Wright Boulevard and Scottsdale Road. Frank
Lloyd Wright Boulevard is an east/west thoroughfare with 3 lanes of traffic in each direction that experiences traffic of approximately 36,000 vehicles per day. Scottsdale Road is a north/south thoroughfare with 1 lane of traffic in each direction that experiences traffic of 44,000 vehicles per day.

     SIGNIFICANT TENANTS: As of September 30, 2005, the Promenade was
approximately 97.7% leased by 64 tenants.

     Linens 'N Things leases 34,922 square feet (8.1% of the NRA) under a lease for $14.85psf expiring in January 2016. Linens 'N Things is one of the leading, national retailers of home textiles, house wares, and decorative home accessories in the United States and Canada. As of April 2, 2005, the company operated 499 retail stores in 45 states and 5 Canadian provinces. Linens 'N
Things was founded in 1975 and is headquartered in Clifton, New Jersey.

     Nordstrom, Inc., doing business as Nordstrom Rack, leases 34,565 square feet (8.0% of the NRA) under a lease for $14.78psf expiring in October 2010.
Nordstrom, Inc. (NYSE: JWN; rated A-/A-/Baa1 by S/F/M) operates as a fashion specialty retailer in the United States, and operates in three segments: retail stores, credit operations, and catalog/internet. The retail stores segment offers apparel, shoes, cosmetics, and accessories. The credit operations segment operates the Nordstrom private label and co-branded VISA credit cards. The catalog/internet segment sells apparel, shoes, cosmetics, and accessories via direct mail catalogs and its web site. As of September 1, 2005, the company operated 95 full-line stores, 49 Nordstrom Rack, 5 Faconnable boutiques, 1 free-standing shoe store, and 2 clearance stores, as well as 32 Faconnable boutiques in Europe. Nordstrom, Inc. was founded in 1901 and is based in
Seattle, Washington.

     Gap, Inc., doing business as Old Navy, leases 25,000 square feet (5.8% of the NRA) under a lease for $13.44psf expiring in July 2010. Gap, Inc. (NYSE:
GPS; rated BBB-/BBB-/Baa3 by S/F/M) operates as a specialty retailing company, offering casual apparel, accessories, and personal care products under the Gap,
Banana Republic, and Old Navy brands. Gap, Inc. provides a range of products, including denim, khakis, and T-shirts, fashion apparel, shoes, accessories for men, women, teens, and children. As of August 25, 2005, the Gap, Inc. operated
3,050 stores in the United States, Canada, the United Kingdom, France, and
Japan. In addition, it offers products through its various brand web sites. Gap,
Inc. was founded in 1969 and is headquartered in San Francisco, California.

LEASE EXPIRATION SCHEDULE (1)

             # OF LEASES   TOTAL SF   % OF TOTAL SF   CUMULATIVE   CUMULATIVE % OF SF   AVERAGE RENT PSF
   YEAR        EXPIRING    EXPIRING      EXPIRING      TOTAL SF         EXPIRING            EXPIRING
----------   -----------   --------   -------------   ----------   ------------------   ----------------

2005               1          2,558         0.6%          2,558            0.6%              $40.00
2006               5         17,004         3.9%         19,562            4.5%              $36.48
2007               4          6,834         1.6%         26,396            6.1%              $35.88
2009               8         19,957         4.6%         46,353           10.7%              $36.72
2010              17        146,263        33.7%        192,616           44.4%              $18.36
2011               5         20,160         4.6%        212,776           49.1%              $28.50
2012               4         30,433         7.0%        243,209           56.1%              $29.40
2013               1          1,518         0.4%        244,727           56.4%              $41.20
2014               3         28,918         6.7%        273,645           63.1%              $18.76
2015               9         79,172        18.3%        352,817           81.3%              $20.28
THEREAFTER         7         70,747        16.3%        423,564           97.7%              $18.80
VACANT           NAP         10,143         2.3%        433,707          100.0%                 NAP
                 ---        -------       -----                                              ------
TOTAL             64        433,707       100.0%                                             $22.18
                 ===        =======       =====                                              ======

(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded. The information in the table is based on the underwritten rent roll.

     PROPERTY MANAGEMENT. The property is managed by Pederson Group, Inc., which is not an affiliate of the Promenade - AZ Loan's sponsor. The Pederson Group
Inc. manages the property under a management agreement that has been subordinated to the Promenade - AZ Loan. The Pederson Group Inc. was established in 1983 and is an Arizona-based real estate company that specializes in developing and managing premiere up-scale retail projects throughout Arizona.
The company has developed more than 5 million square feet of neighborhood, community and specialty centers.

     ADDITIONAL INDEBTEDNESS. In conjunction with the Promenade - AZ Loan, the lender simultaneously funded a $30 million mezzanine loan secured by a pledge of
Levine Investments' ownership interests in the borrower. The mezzanine loan has a term of three years with 2 one-year extension options. This mezzanine loan is also subject to an intercreditor agreement, and is full recourse to William S.
Levine and Levine Investments, LP.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       39

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

               MORTGAGE LOAN NO. 7 -- SULLY PLACE SHOPPING CENTER

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       40

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       41

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

               MORTGAGE LOAN NO. 7 -- SULLY PLACE SHOPPING CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          PMCF

LOAN PURPOSE:                  Refinance

ORIGINAL BALANCE:              $51,000,000

CUT-OFF DATE BALANCE:          $51,000,000

FIRST PAYMENT DATE:            12/05/2005

INTEREST RATE:                 5.07000%

AMORTIZATION TERM:             Months 1-60: Interest Only

                               Months 61-120: 360 months

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 11/05/2015

EXPECTED MATURITY BALANCE:     $47,152,743

SPONSOR:                       Guy E. Beatty

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               26-payment lockout from the first payment date,
                               defeasance for the following 91 payments, and
                               open to prepayment without premium thereafter
                               until the maturity date

CUT-OFF DATE BALANCE PER SF:   $132.81

UP-FRONT RESERVES:             RE Taxes:           $333,909

                               Insurance:          $68,882

                               Environmental:(1)   $50,000

ONGOING RESERVES:              RE Taxes:           $66,782 / month

                               Insurance:          $6,262 / month

                               Other:(2)           Springing

LOCKBOX:                       Soft, Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING (S/F): (3)       BBB- / BBB

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Anchored

LOCATION:                      Chantilly, VA

YEAR BUILT/RENOVATED:          1991 / NAP

PERCENT LEASED (AS OF):        99.5% (09/01/05)

NET RENTABLE AREA:             384,018

THE COLLATERAL:                An anchored retail center located in Chantilly,
                               Virginia.

OWNERSHIP INTEREST:            Fee

MAJOR TENANTS                    NRA     RENT PSF   LEASE EXPIRATION
-------------                  -------   --------   ----------------
K-Mart                         104,300    $ 7.00       09/30/2011
Lowe's (4)                      68,880    $11.01       10/31/2011
Babies R Us                     30,400    $11.00       01/31/2010

PROPERTY MANAGEMENT:           Beatty Management Company

U/W NET CASH FLOW:             $5,882,802

APPRAISED VALUE (AS OF):       $101,000,000 (08/03/05)

CUT-OFF DATE LTV RATIO:(5)     50.5%

LTV RATIO AT MATURITY:(5)      46.7%

U/W DSCR:                      2.24x

U/W DSCR POST IO:              1.78x
--------------------------------------------------------------------------------

(1)  $50,000 was funded at origination to pay the cost of specified environmental remediation.

(2)  Upon the occurrence of a "Sweep Event" arising by reason of the property failing to maintain a debt service coverage ratio of at least 1.15x, borrower will be required to fund a debt service coverage reserve on a monthly basis. Upon the occurrence of a "Sweep Event" arising by reason of
     Lowe's vacating its pad space, terminating its ground lease, or filing bankruptcy (and so long as no debt service coverage reserve is then in effect), borrower will be required to fund a reserve on a monthly basis to pay unaffiliated, third party leasing commissions and tenant improvement costs in connection with re-leasing the Lowe's pad space. A "Sweep Event"
     means the occurrence of any of the following events: (i) an event of default occurs; (ii) the property fails to maintain a debt service coverage ratio of at least 1.15x; or (iii) the tenant Lowe's vacates its pad space, terminates its ground lease or files a bankruptcy petition.

(3)  Standard & Poor's and Fitch, Inc. have confirmed that the Sully Place
     Shopping Center loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-" /
     "BBB", respectively.

(4)  Lowe's does not currently occupy this space, but continues to meet its obligations under its lease. Lowe's has subleased the entire space to
     Furniture Oasis. Lowe's also ground leases 135,197 square feet and owns its own improvements.

(5)  The Cut-off Date LTV Ratio and the LTV Ratio at Maturity are based on the
     "As-Is" value of $101,000,000. The appraiser also concluded that the
     "As-Stabilized" value of the property would be $103,700,000 as of August 1,
     2006.

THE SULLY PLACE SHOPPING CENTER LOAN.

     THE LOAN. The seventh largest loan (the "Sully Place Shopping Center Loan")
is a $51,000,000 first mortgage loan secured by the borrower's fee interest in an anchored retail shopping center located in Chantilly, Virginia.

     THE BORROWER. The borrower, The Sully Place Limited Partnership (the "Sully
Place Shopping Center Borrower"), is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The
Sully Place Shopping Center Borrower's general partner was structured with one independent director. A non-consolidation opinion was delivered at origination.
The sponsor is Guy E. Beatty. Guy E. Beatty is the founder of Beatty Management
Company, a real estate investment

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       42

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

and management company he founded in 1971. Based on a financial statement dated
October 31, 2005, Guy E. Beatty reported a net worth in excess of $213 million.

     THE PROPERTY. The Sully Place Shopping Center is a 526,003 square foot anchored retail center located in Chantilly, Virginia. The collateral consists of 384,018 square feet on 57.55 acres. The Sully Place Shopping Center also includes three ground leased pads, with tenants Lowe's (135,197 square feet),
Ruby Tuesday (4,808 square feet) and Taco Bell (1,980 square feet) owning their own improvements. The Sully Place Shopping Center was constructed in 1991.
Within a 3-mile and 5-mile radius of the property, the 2005 population was
69,380 and 208,712, respectively, and the average household income was $110,546 and $94,871, respectively.

     SIGNIFICANT TENANTS: As of September 1, 2005, the Sully Place Shopping
Center was approximately 99.5% leased by 55 tenants.

     K-Mart leases 104,300 sq.ft. (27.2% of the NRA) under a lease for $7.00psf expiring September 1, 2011. K-Mart is a wholly owned subsidiary of Sears
Holdings Corporation (rated BB+/Ba1/BBB- by S/M/F), which is the nation's third largest broad line retailer, with approximately 3,800 full-line and specialty retail stores in the United States and Canada.

     Lowe's (rated A+/A2/A by S/M/F) currently leases two separate spaces: (i)
68,880 sq.ft. (17.9% of NRA) under a lease for $11.01psf expiring October 31,
2011, that is currently subleased and occupied by Furniture Oasis; and (ii)
135,197 sq.ft. pad site that is ground leased from the borrower, as to which
Lowe's owns the improvements. Lowe's has been a tenant at the Sully Place
Shopping Center since 1991 and opened a Lowe's Home Improvement Center on one of the ground leased pads in 2004. Furniture Oasis is a local, privately owned furniture company operating four stores in the Washington D.C./Virginia area.

     Babies R Us leases 30,400 sq.ft. (7.9% of NRA) under a lease for $11.00psf expiring January 31, 2010. Babies R Us is a wholly owned subsidiary of Toys R
Us. In fiscal year 2004, Babies R Us operated 198 baby-juvenile retail stores nationwide with sales exceeding $1.9 billion. Babies R Us reported sales per square foot nationally in fiscal year 2004 of approximately $315.

LEASE EXPIRATION SCHEDULE (1)

             # OF LEASES   TOTAL SF    % OF TOTAL   CUMULATIVE   CUMULATIVE % OF   AVERAGE RENT
   YEAR        EXPIRING    EXPIRING   SF EXPIRING    TOTAL SF      SF EXPIRING     PSF EXPIRING
----------   -----------   --------   -----------   ----------   ---------------   ------------

MTM(2)             1            825        0.2%           825          0.2%           $31.00
2005               2          9,950        2.6%        10,775          2.8%           $23.48
2006               5         12,021        3.1%        22,796          5.9%           $23.02
2007               6         21,220        5.5%        44,016         11.5%           $20.96
2008               4          6,265        1.6%        50,281         13.1%           $22.30
2009              13         27,696        7.2%        77,977         20.3%           $24.56
2010              11         61,696       16.1%       139,673         36.4%           $16.14
2011               3        174,680       45.5%       314,353         81.9%           $ 8.71
2012               2          9,875        2.6%       324,228         84.4%           $18.31
2013               1              0        0.0%       324,228         84.4%           $ 0.00
2014               1          2,850        0.7%       327,078         85.2%           $23.17
2015               2         26,440        6.9%       353,518         92.1%           $18.88
THEREAFTER         4         28,500        7.4%       382,018         99.5%           $17.43
VACANT           NAP          2,000        0.5%       384,018        100.0%              NAP
                 ---        -------      -----                                        ------
TOTAL             55        478,218      100.0%                                       $14.56
                 ===        =======      =====                                        ======

(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded. The information in the table is based on a borrower provided rent roll dated
     September 1, 2005.

(2)  MTM tenants are classified as tenants whose leases expired prior to 2005 but the tenant was still in occupancy and paying rent to the borrower as of the occupancy date.

     PROPERTY MANAGEMENT. The property is managed by Beatty Management Company, an affiliate of the Sully Place Shopping Center Borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. The Sully Place Shopping Center Borrower may obtain a release of a specified parcel of land, without any required prepayment of the
Sully Place Shopping Center Loan, provided that it satisfies certain conditions specified in the mortgage loan documents. The lender did not underwrite any income from this parcel, and the appraisal did not assign any value to this parcel.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       43

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                   MORTGAGE LOAN NO. 8 -- MUIRWOOD APARTMENTS

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       44

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       45

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                   MORTGAGE LOAN NO. 8 -- MUIRWOOD APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               NLIC

LOAN PURPOSE:                       Refinance

ORIGINAL BALANCE:(1)                $45,000,000

CUT-OFF DATE BALANCE:(1)            $45,000,000

FIRST PAYMENT DATE:                 11/01/2005

INTEREST RATE:                      5.74000%

AMORTIZATION TERM:                  Months 1-60: Interest Only

                                    Months 61-120: 360 months

ARD:                                No

ANTICIPATED REPAYMENT DATE:         NAP

MATURITY DATE:                      10/01/2015

EXPECTED MATURITY BALANCE:(1)       $41,800,016

SPONSORS:                           Harold Beznos and Paola Luptak

INTEREST CALCULATION:               30/360

CALL PROTECTION:                    26-payment lockout from the first payment
                                    date, with U.S. Treasury defeasance for the
                                    following 90 payments, and open to
                                    prepayment without premium thereafter
                                    through maturity date.

CUT-OFF DATE BALANCE PER UNIT:(1)   $35,377

UP-FRONT RESERVES:                  RE Taxes:               $598,097

                                    Insurance:              $133,017

                                    Deferred Maintenance:   $33,500

ONGOING RESERVES:                   RE Taxes:               $121,581 / month

                                    Insurance:              $21,890 / month

                                    Replacement:(2)         $26,500 / month

LOCKBOX:                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING (S/F):(3)             AAA / AAA

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Multifamily

PROPERTY SUB-TYPE:                  Garden Apartment

LOCATION:                           Farmington Hills, MI

YEAR BUILT/RENOVATED:               1976 - 1986 / NAP

PERCENT LEASED (AS OF):             92.5% (10/06/05)

UNITS:                              1,272

THE COLLATERAL:                     A garden-style multifamily property located
                                    in Farmington Hills, Michigan.

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Oakland Management Corp.

U/W NET CASH FLOW:                  $6,346,519

APPRAISED VALUE (AS OF):            $95,000,000 (09/01/05)

CUT-OFF DATE LTV RATIO:(1)          47.4%

LTV RATIO AT MATURITY:(1)           44.0%

U/W DSCR:(1)(4)                     2.46x

U/W DSCR POST IO:(1)(4)             2.02x
--------------------------------------------------------------------------------

(1)  This $45,000,000 mortgage loan represents the A-Note senior portion of a
     $62,000,000 total first mortgage. All loan numbers and loan per SF, LTV and
     DSCR statistics, in this table are based on the A-Note. All LTV calculations are based on the appraised "As-Is" value.

(2)  Replacement Reserve is capped at $636,000

(3)  Standard & Poor's Ratings Services and Fitch, Inc., have confirmed that the
     Muirwood Apartments Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA"
     respectively.

(4)  The DSCR is based solely on the A-Note portion. The DSCR based on the total first mortgage debt during the interest only period is 1.76x. The DSCR based on the total first mortgage debt would be 1.45x, based on the principal and interest payment due on November 1, 2010 (after the interest only period).

THE MUIRWOOD APARTMENTS LOAN.

     THE LOAN. The eighth largest loan (the "Muirwood Apartments Loan") is a
$45,000,000 A-Note (the "A-Note"), which is the senior portion of a $62,000,000 first mortgage loan originated by Nationwide Life Insurance Company. The junior portion of the $62,000,000 first mortgage loan is evidenced by a $12,000,000 note (the "B-Note") and a $5,000,000 note (the "C-Note) and are currently held by Nationwide Life Insurance Company. The B-Note and the C-Note are each 10-year balloon notes that provide for interest only payments for the first 5 years. The
Muirwood Apartments Loan is secured by the borrower's fee interest in the
Muirwood Apartments which is located in Farmington Hills, Michigan. The mortgage loan is subject to an intercreditor agreement that sets forth the relative priorities between the senior and subordinate portions of the first mortgage.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       46

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

     THE BORROWER. The borrower, Mornington Associates LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower has one independent director and a non-consolidation opinion was delivered at closing. The general partner of the borrower is Mornington General, Inc and the limited partner is Copperfield
Associates LP. Each general partner and limited partner is comprised of multiple entities that are equally owned by the Beznos and Luptak families. Harold Beznos and Paola Luptak are the sponsors of the Muirwood Apartments Loan.

     THE PROPERTY. The Muirwood Apartments is a 1,272-unit, garden-style, apartment complex situated on 130 acres in Farmington Hills, Michigan. The
Muirwood Apartments was constructed in phases from 1976-1986 and includes 86 two-and three-story apartment buildings totaling 1,274,832 square feet of net rentable area, along with an office, leasing center and clubhouse. The Muirwood
Apartments' amenities include: a clubhouse featuring a fitness center, sauna, indoor heated lap pool, outdoor pool with Jacuzzi, weight room, locker rooms and a banquet / party room offering a full-size kitchen. Unit amenities include fully appointed kitchens, a washer and dryer in all two-bedroom/two-bath units and a laundry facility in each one-bath unit buildings. The Muirwood Apartments also features a sand volleyball court, three lighted tennis courts and walking/running paths.

     The following table outlines the types of units at the Muirwood Apartments:

                                                                 AVERAGE
                                                                 MONTHLY
                                 NUMBER OF    SUB-    AVERAGE     MARKET
               UNIT TYPE           UNITS     TOTAL       SF       RENTS
         ---------------------   ---------   -----   ---------   -------
1 Bdrm   1 BR / 1 BA                 440      440          730    $  803
2 Bdrm   2 BR / 1 BA                 248      832          930    $  913
         2 BR / 2 BA                 584                 1,238    $1,067
                                   -----             ---------    ------
         TOTAL / WEIGHTED AVG.     1,272             1,274,832    $  946
                                   =====             =========    ======

     PROPERTY MANAGEMENT. The Muirwood Apartments is managed by Oakland
Management Corp., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The Muirwood Apartments also secures a subordinate
B-Note, with an original principal balance of $12,000,000 and a subordinate
C-Note, with an original principal balance of $5,000,000. Only the A-Note is included in the BSCMSI 2005-PWR10 trust. The combined aggregate original principal balance of the A-Note, B-Note and C-Note was $62 million. The B-Note has a 10 year term (interest only first 5-years) with a 30 year amortization schedule, 6.07% interest rate while the C-Note has a 10 year term (interest only first 5-years) with a 30 year amortization schedule, and an interest rate of
5.87%. Both the B-Note and the C-Note are held by Nationwide Life Insurance.

     Secondary financing of the Muirwood Apartments Property shall be permitted after the earlier to occur of the third anniversary of the date of funding of the Muirwood Apartments Loan or two years after securitization, as long as: (i)
the net operating income generated by the Muirwood Apartments covers the annual debt service on the entire first mortgage loan and on such secondary financing is at least 1.25x; (ii) the combined aggregate loan-to-value ratio does not exceed 80%; (iii) the borrower is not in default under any of the terms, covenants, and conditions of the loan documents; and (iv) such secondary financing must provide for a fixed rate of interest on the secondary loan.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       47

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                    MORTGAGE LOAN NO. 9 - COLLEGE SQUARE MALL

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       48

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       49

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 9 - COLLEGE SQUARE MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          PMCF

LOAN PURPOSE:                  Acquisition

ORIGINAL BALANCE:              $40,000,000

CUT-OFF DATE BALANCE:          $39,526,130

FIRST PAYMENT DATE:            02/01/2005

INTEREST RATE:                 5.54000%(1)

AMORTIZATION TERM:             360 months

ARD:                           Yes

ANTICIPATED REPAYMENT DATE:    01/01/2015

MATURITY DATE:                 01/01/2035

EXPECTED ARD BALANCE:          $33,487,271

SPONSOR:                       Garo Kholamian

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               36-payment lockout from the first payment date,
                               with U.S. Treasury defeasance for the following
                               80 payments, and open to prepayment without
                               premium thereafter until the maturity date.

CUT-OFF DATE BALANCE PER SF:   $97.38

UP-FRONT RESERVES:             RE Taxes:(2)   $532,944

                               Insurance:     $57,750

                               Replacement:   $1,185,000

                               TI/LC:         $2,000,000 (LOC)

                               Other:(3)      $1,445,000

ONGOING RESERVES:              RE Taxes:(2)   $106,589 / month

                               Insurance:     $5,250 / month

                               Replacement:   $5,100 / month

                               TI/LC:(4)      $16,958 / month

                               Other:(5)      Springing

LOCKBOX:                       Hard
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                 NAP

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Regional Mall

LOCATION:                      Cedar Falls, IA

YEAR BUILT/RENOVATED:          1969 / 2002

PERCENT LEASED (AS OF):        92.2% (09/30/05)

NET RENTABLE AREA:             405,908

THE COLLATERAL:                A single-story regional mall located in Cedar
                               Falls, Iowa.

OWNERSHIP INTEREST:            Fee

MAJOR TENANTS                   NRA     RENT PSF   LEASE EXPIRATION
-------------                  ------   --------   ----------------
Younker's                      83,524     $2.81       12/31/2006
Von Maur                       57,792     $4.50       02/28/2007
Scheels All Sports             41,345     $9.96       10/30/2009

PROPERTY MANAGEMENT:           GK Development, Inc.

U/W NET CASH FLOW:             $3,253,516

APPRAISED VALUE (AS OF):       $53,000,000 (11/10/04)

CUT-OFF DATE LTV RATIO:        74.6%

LTV RATIO AT ARD:              63.2%

U/W DSCR:                      1.19x

U/W DSCR POST IO:              NAP
--------------------------------------------------------------------------------

(1)  The borrower executed a promissory note dated December 14, 2004 in the original principal amount of $40 million. The interest rate was increased from 5.44% per annum to 5.54% per annum effective as of December 1, 2005.
     As of December 1, 2005, the balance of the note is $39,526,130, resulting in the Cut-off Date Balance of $39,526,130.

(2)  The property is part of a larger tax parcel and, until the property is separately assessed, the borrower is required to escrow taxes on the larger parcel.

(3)  This upfront reserve consists of amounts held for tenant improvements on two separate spaces. Each of these reserves will be released upon satisfaction of the conditions specified in the loan documents, which generally include that (i) specified tenants have taken occupancy of the related space and are paying their respective full contractual rent; (ii)
     all tenant improvements have been completed; and (iii) the tenant and/or tenants deliver an estoppel certificate.

(4)  Monthly deposits are not required at any time when (i) the TI/LC reserve has a balance of $500,000 or more or (ii) the lender holds as additional collateral a letter of credit in an amount at least equal to $1,500,000.

(5)  If a "Tenant Sweep Event" occurs, excess cash flow is required to be held as additional security for the College Square Mall Loan, provided that such cash flow is generally not required to be held if the amount held equals or exceeds the debt service to become due under the College Square Mall Loan for the next 12-month period. A "Tenant Sweep Event" means an anchor tenant
     (Younker's, Von Maur, Inc. or Scheels All Sports, Inc.) vacates, fails to give notice of renewal of its respective lease, terminates its respective lease or becomes insolvent, or the debt service coverage ratio of the
     College Square Mall Loan is less than 1.15x.

THE COLLEGE SQUARE MALL LOAN.

     THE LOAN. The ninth largest loan (the "College Square Mall Loan") is a
$40,000,000 first mortgage loan, secured by the borrower's fee simple interest in an anchored retail center known as College Square Mall located in Cedar
Falls, Iowa (the "College Square Mall Property").

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       50

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

     THE BORROWER. The borrower, College Square Mall Partners, LLC, is a single purpose entity that owns no material assets other than the subject property and related interests. The managing member of the borrower was structured with one independent director and a non-consolidation opinion was delivered at closing.
The borrower is owned by Garo Kholamian (84.5%), College Square SPE, Inc.
(0.5%), and three non-managing members, each with a 5.0% interest. The sponsor of the loan is Garo Kholamian. Mr. Kholamian is president of GK Development,
Inc., a real estate development company formed in 1995. Mr. Kholamian reports a net worth in excess of $13.9 million.

     THE PROPERTY. The College Square Mall is located in Cedar Falls, Iowa. The
College Square Mall was constructed in 1969, renovated in 2002, and is situated on approximately 40.13 acres. The College Square Mall Property is comprised of a
405,908 square foot interior shopping center, which is part of a larger 570,892 square foot regional mall. The College Square Mall Property is anchored by
Younker's, Von Mauer, Scheels All Sports and College Square Cinema, a recently expanded eight-screen stadium style theater.

     SIGNIFICANT TENANTS: As of September 30, 2005, the College Square Mall
Property was approximately 92.2% leased to 76 tenants.

     Younker's leases 83,524 sq.ft. (20.6% of the NRA) under a lease for
$2.81psf expiring in December 2006. Younker's is a department store chain which has been in business for 144 years. It carries a large assortment of apparel and accessories for men, women, teens, and children, and its selection features both famous designers and its own exclusive collections. Younkers is wholly owned by
Saks Incorporated (NYSE: SKS; rated B+/B+/B2 by S/F/M) and operated under Saks
Department Store Group (SDSG).

     Von Maur leases 57,792 sq.ft. (14.2% of the NRA) under a lease for $4.50psf expiring in February 2007. Von Maur is a department store chain that has been in business since 1872. Von Maur has 22 stores that are located in Illinois,
Indiana, Iowa, Kansas, Kentucky, Michigan, Minnesota and Nebraska.

     Scheels All Sports ("Scheels") leases 41,345 sq.ft. (10.2% of the NRA)
under a lease for $9.96psf expiring in October 2009. Scheels started out in 1902 as a small hardware and general merchandise store, in Sabin, Minnesota. Scheels started adding a small selection of sporting goods to their stores in 1954. As interest grew, more and more sports lines were added with athletic shoes and clothing being introduced to Scheels' product mix in 1972. Scheels' first All
Sports Superstore opened in Grand Forks, North Dakota in 1989. Scheels has 22 stores that are located in North Dakota, Iowa, South Dakota, Montana, Minnesota,
Wisconsin and Nebraska.

LEASE EXPIRATION SCHEDULE (1)

             # OF LEASES   TOTAL SF    % OF TOTAL   CUMULATIVE   CUMULATIVE % OF SF   AVERAGE RENT PSF
   YEAR        EXPIRING    EXPIRING   SF EXPIRING    TOTAL SF         EXPIRING            EXPIRING
----------   -----------   --------   -----------   ----------   ------------------   ----------------

2005              13          8,190        2.0%         8,190           2.0%               $17.05
2006              22        124,866       30.8%       133,056          32.8%               $ 6.84
2007              10         91,583       22.6%       224,639          55.3%               $ 7.66
2008               4          7,990        2.0%       232,629          57.3%               $18.71
2009               3         45,369       11.2%       277,998          68.5%               $12.01
2010               8         27,986        6.9%       305,984          75.4%               $16.36
2011               5         10,012        2.5%       315,996          77.9%               $26.42
2012               3          7,770        1.9%       323,766          79.8%               $24.79
2013               2          4,465        1.1%       328,231          80.9%               $21.82
2015               6          9,883        2.4%       338,114          83.3%               $27.59
THEREAFTER         3         36,063        8.9%       374,177          92.2%               $ 6.39
VACANT           NAP         31,731        7.8%       405,908         100.0%                 NAP
                 ---        -------      -----                                             ------
TOTAL             79        405,908      100.0%                                            $ 9.62
                 ===        =======      =====                                             ======

(1) The above table represents the rollover at the property through year-end
2015. Years in which there are no lease expirations have been excluded. The information in the table is based on the underwritten rent roll.

     PROPERTY MANAGEMENT. The property is managed by GK Development, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       51

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                     MORTGAGE LOAN NO. 10 -- SKAMANIA LODGE

                                    [GRAPHIC]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       52

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                                      [MAP]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       53

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

                     MORTGAGE LOAN NO. 10 -- SKAMANIA LODGE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Acquisition

ORIGINAL BALANCE:                $37,300,000

CUT-OFF DATE BALANCE:            $37,300,000

FIRST PAYMENT DATE:              10/01/2005

INTEREST RATE:                   5.67800%

AMORTIZATION TERM:               Months 1-24: Interest Only

                                 Months 25-60: 300 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   09/01/2010

EXPECTED MATURITY BALANCE:       $35,246,652

SPONSOR:                         Pennsylvania State Employees' Retirement System

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 37-payment lockout from the first payment date,
                                 with U.S. Treasury defeasance for the following
                                 22 payments, and open to prepayment without
                                 premium on the maturity date.

CUT-OFF DATE BALANCE PER ROOM:   $146,850

UP-FRONT RESERVES:               RE Taxes:         $147,034

                                 Replacement:      $66,905

ONGOING RESERVES:                RE Taxes:         $29,407 / month

                                 Insurance:(1)     Springing

                                 Replacement:(2)   $66,905 / month

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Hospitality

PROPERTY SUB-TYPE:               Full Service

LOCATION:                        Stevenson, WA

YEAR BUILT/RENOVATED:            1991-1992 / 2001-2002

OCCUPANCY (AS OF):               62.5% (T-12 - 09/30/05)

ADR (AS OF):                     $146.99 (T-12 - 09/30/05)

REVPAR (AS OF):                  $91.89 (T-12 - 09/30/05)

ROOMS:                           254

THE COLLATERAL:                  A 254-room, full-service resort hotel
                                 located in Stevenson, Washington.

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Destination Washington Management, Inc.

U/W NET CASH FLOW:               $4,425,450

APPRAISED VALUE (AS OF):         $62,200,000 (08/11/05)

CUT-OFF DATE LTV RATIO:          60.0%

LTV RATIO AT MATURITY:           56.7%

U/W DSCR:                        2.06x

U/W DSCR POST IO:                1.58x
--------------------------------------------------------------------------------

(1)  An ongoing insurance escrow springs if the borrower fails to provide lender with evidence of payment of the insurance premiums or an event of default exists under the mortgage loan documents.

(2)  Monthly deposits are required in an amount equal to one-twelfth of 4% times the gross income from operations (for the preceding 12 months) but in no event less than the amount required by the lender during the first year of the term of the loan.

THE SKAMANIA LODGE LOAN.

     THE LOAN. The tenth largest loan (the "Skamania Lodge Loan") is a
$37,300,000 first mortgage loan secured by the borrower's fee simple interest in the Skamania Lodge located in Stevenson, Washington.

     THE BORROWER. The borrower, Commonwealth Washington Holding, Inc., is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination. The sponsor, Pennsylvania State Employees' Retirement
System (PSERS), was established in 1923 and is a statewide retirement plan for public school employees.

     THE PROPERTY. The property is a 254-room full-service resort hotel located in Stevenson, Washington. The Skamania Lodge was built in 1991-1992 and is situated on 168 wooded acres overlooking the Columbia River Gorge. The property features an 18-hole golf course, a spa, a fitness center, two year-round restaurants, a seasonal restaurant (situated on the golf course), an indoor heated swimming pool, tennis courts, volleyball courts and a business center.
There is approximately 22,000 square feet of meeting space with 23 meeting and banquet rooms. Between 2000 and 2004, approximately $15.8 million, or $62,189 per key, was spent in capital improvements on the Skamania Lodge. These capital improvements include approximately $12.7 million that was spent on constructing a new conference center and guestroom wing in 2001-2002.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       54

                          $2,432,861,000 (APPROXIMATE)
               BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES II INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR10

-------------------------------------------------------------------------------------------------------
                        SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)
-------------------------------------------------------------------------------------------------------
                     COMPETITIVE SET                SKAMANIA LODGE               PENETRATION FACTOR
              ----------------------------   ----------------------------   ---------------------------
    YEAR      OCCUPANCY     ADR     REVPAR   OCCUPANCY     ADR     REVPAR   OCCUPANCY     ADR    REVPAR
-----------   ---------   -------   ------   ---------   -------   ------   ---------   ------   ------

    2002        52.5%     $137.92   $72.43     48.6%     $145.50   $70.73      92.6%    105.5%    97.7%
    2003        56.1%     $134.43   $75.41     61.5%     $140.67   $86.58     109.6%    104.6%   114.8%
    2004        56.4%     $138.53   $78.18     62.1%     $145.29   $90.29     110.1%    104.9%   115.5%
T-12 8/2005     56.8%     $143.95   $81.76     62.1%     $145.61   $90.36     109.3%    101.2%   110.5%

(1)  The above table is based on data provided by STR Reports for the competitive set and by the borrower for Skamania Lodge.

     PROPERTY MANAGEMENT. The property is managed by Destination Washington
Management, Inc., an affiliate of Destination Hotels & Resorts, a subsidiary of
Lowe Enterprises and the fund advisor to the sponsor. Through its hotel management company, Lowe Enterprises manages 33 hotel properties totaling over
8,000 rooms.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                       55

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you
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illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets, remittance reports and trustee statements).
Models used in any analysis may be proprietary, the results therefore, may be
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representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or
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